FINANCIAL STATEMENTS
Columbus Life Insurance Company Separate Account 1
Year Ended December 31, 2025
With Report of Independent Registered Public
Accounting Firm

Columbus Life Insurance Company
Separate Account 1
Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

The Board of Directors of Columbus Life Insurance Company and
The Contract Owners of Columbus Life Insurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Columbus Life Insurance Company Separate Account 1 (the Separate Account), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 20, 2026
1

Appendix A
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (formerly, Fidelity VIP Asset Manager Portfolio)
Fidelity VIP Balanced Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund

Guggenheim Variable Insurance Funds
Non-Affiliated:
Guggenheim VT Multi-Hedge Strategies Fund

2

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Invesco Variable Insurance Funds	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund

Janus Henderson VIT Funds
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio
Janus Henderson Forty Portfolio
Janus Henderson Global Research Portfolio

Lincoln Financial Group
Non-Affiliated:
LVIP JPMorgan Mid Cap Value Fund

Massachusetts Financial Service Variable Insurance Trust (^II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
^MFS Core Equity Fund

Morgan Stanley Variable Insurance Funds
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio

3

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Total Return Portfolio

Putnam Variable Trust
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund
Morgan Stanley Variable Insurance Funds	N/A	For the period January 1, 2024 through December 6, 2024
Non-Affiliated Class 2:
Morgan Stanley VIF Global Real Estate Portfolio Class II
4

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities
December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$463,634	$1	$463,635	$13.44	to	$14.02	33,315
Touchstone VST Bond Fund	10,043,541	2	10,043,543	10.42	to	11.04	910,054
Touchstone VST Common Stock Fund	17,198,644	1	17,198,645	23.92	to	25.36	681,341
Non-Affiliated:
Alger Large Cap Growth Fund	116,486	1	116,487			68.51	1,700
Alger Small Cap Growth Fund	31,742	(1)	31,741			35.72	889
LVIP JPMorgan Mid Cap Value Fund	363	1	364			69.17	5
PIMCO VIT Long-Term U.S. Government Portfolio	49,309	—	49,309			27.23	1,811
PIMCO VIT CommodityRealReturn® Strategy Portfolio	27,686	—	27,686			18.97	1,460
PIMCO VIT Total Return Portfolio	475,540	1	475,541			18.85	25,223
Guggenheim VT Multi-Hedge Strategies Fund	22,988	2	22,990			14.77	1,556
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	880,650	—	880,650	11.10	to	15.50	59,497
MFS Growth Fund	17,252	—	17,252			74.39	232
MFS Investors Trust Fund	12,178	1	12,179			52.83	230
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	142,650	(1)	142,649			87.55	1,629
Janus Henderson Forty Portfolio	598,261	(1)	598,260			126.53	4,728
Janus Henderson Global Research Portfolio	312,622	—	312,622			47.65	6,561
MFS Growth Fund	34,970	1	34,971			93.51	374
MFS Mid Cap Growth Fund	2,581	(1)	2,580	29.39	to	44.12	58
MFS New Discovery Fund	7,506	1	7,507	45.68	to	62.85	119
MFS Core Equity Fund	18,089	(1)	18,088	31.47	to	34.68	522
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	42,611	3	42,614	30.31	to	39.51	1,087
Fidelity VIP Balanced Portfolio	647,434	2	647,436	49.30	to	64.79	10,146
Fidelity VIP Contrafund® Portfolio	2,307,110	(3)	2,307,107	98.87	to	130.36	18,314
Fidelity VIP Equity-Income Portfolio	968,331	(2)	968,329	45.42	to	60.40	16,513
Fidelity VIP Growth Portfolio	889,987	1	889,988	71.50	to	99.59	9,289
Fidelity VIP Growth & Income Portfolio	528,216	—	528,216	57.91	to	77.28	7,009
Fidelity VIP Mid Cap Portfolio	1,565,871	3	1,565,874	82.66	to	107.50	15,010
Fidelity VIP Freedom 2010 Portfolio	17,854	(1)	17,853			23.72	753
Fidelity VIP Freedom 2015 Portfolio	1,765	—	1,765			25.72	69
Fidelity VIP Freedom 2020 Portfolio	14,361	(2)	14,359			27.38	524
Fidelity VIP Freedom 2025 Portfolio	29,213	(4)	29,209			30.22	967
Fidelity VIP Freedom 2030 Portfolio	72,808	3	72,811			31.85	2,286
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	232,905	(1)	232,904			55.07	4,229
Invesco V.I. Government Securities Fund	16,987	1	16,988			18.54	916

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
5

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	$577,709	$—	$577,709	$39.10	to	$47.93	13,017
Putnam VT Sustainable Leaders Fund	67	2	69			113.84	1
Putnam VT Small Cap Value Fund	203,704	(2)	203,702			74.46	2,736
Putnam VT Equity Income Fund	491,179	—	491,179			29.19	16,826
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	121,557	1	121,558			50.19	2,422
Invesco V.I. Discovery Mid Cap Growth Fund	178,582	—	178,582			18.98	9,410
Invesco V.I. Global Strategic Income Fund	526,178	—	526,178			11.60	45,347
Invesco Oppenheimer V.I. International Growth Fund	877,325	(1)	877,324			15.27	57,454
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	289,398	1	289,399			72.27	4,004
Franklin Income VIP Fund	507,260	—	507,260			48.36	10,488
Franklin Mutual Shares VIP Fund	405,091	(2)	405,089			50.07	8,091
Franklin Large Cap Growth VIP Fund	481,539	(2)	481,537			84.70	5,685
Franklin U.S. Government Securities VIP Fund	280,742	(2)	280,740			16.97	16,547
Templeton Foreign VIP Fund	761,360	2	761,362			41.40	18,390
Templeton Growth VIP Fund	201,758	(2)	201,756			45.38	4,446
Invesco V.I. Comstock Fund	237,562	(1)	237,561			82.06	2,895
Invesco V.I. American Franchise Fund	360,784	1	360,785			108.23	3,333
Invesco V.I. American Value Fund	371,837	1	371,838			51.06	7,282
Morgan Stanley VIF Emerging Markets Equity Portfolio	484,992	(2)	484,990			69.93	6,936
Morgan Stanley VIF Emerging Markets Debt Portfolio	7,992	—	7,992			27.58	290
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	5,362,567	—	5,362,567	57.81	to	87.25	63,006
DWS Small Cap Index VIP Fund	531,416	2	531,418	52.48	to	71.25	7,682

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
6

Columbus Life Assurance Company Separate Account 1
Statement of Operations
Year Ended December 31, 2025

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$8,600	$2,828	$5,772	$(13,800)	$11,829	$52,530	$50,559	$56,331
Touchstone VST Bond Fund	376,116	14,885	361,231	(13,422)	—	327,532	314,110	675,341
Touchstone VST Common Stock Fund	56,719	45,290	11,429	623,604	2,375,862	(413,369)	2,586,097	2,597,526
Non-Affiliated:
Alger Large Cap Growth Fund	1	928	(927)	1,859	12,544	13,133	27,536	26,609
Alger Small Cap Growth Fund	—	265	(265)	(175)	368	1,544	1,737	1,472
LVIP JPMorgan Mid Cap Value Fund	5	2	3	(1)	38	(25)	12	15
PIMCO VIT Long-Term U.S. Government Portfolio	1,518	420	1,098	(2,218)	—	3,501	1,283	2,381
PIMCO VIT CommodityRealReturn® Strategy Portfolio	741	128	613	(74)	—	3,724	3,650	4,263
PIMCO VIT Total Return Portfolio	18,776	1,248	17,528	(3,362)	—	23,636	20,274	37,802
Guggenheim VT Multi-Hedge Strategies Fund	498	102	396	(26)	—	(192)	(218)	178
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	38,185	4,791	33,394	—	—	—	—	33,394
MFS Growth Fund	—	150	(150)	367	3,002	(1,448)	1,921	1,771
MFS Investors Trust Fund	189	106	83	184	4,823	(3,695)	1,312	1,395
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	63	523	(460)	570	11,387	(2,221)	9,736	9,276
Janus Henderson Forty Portfolio	1	2,755	(2,754)	21,674	78,600	(6,388)	93,886	91,132
Janus Henderson Global Research Portfolio	1,214	986	228	3,684	25,841	22,900	52,425	52,653
MFS Growth Fund	—	129	(129)	728	6,572	(3,544)	3,756	3,627
MFS Mid Cap Growth Fund	—	11	(11)	(7)	516	(422)	87	76
MFS New Discovery Fund	—	30	(30)	(65)	—	906	841	811
MFS Core Equity Fund	39	62	(23)	112	1,790	50	1,952	1,929
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	985	179	806	135	1,829	2,501	4,465	5,271
Fidelity VIP Balanced Portfolio	10,503	3,047	7,456	140,495	52,187	(77,794)	114,888	122,344
Fidelity VIP Contrafund® Portfolio	—	10,886	(10,886)	75,714	362,287	(30,924)	407,077	396,191
Fidelity VIP Equity-Income Portfolio	15,097	3,490	11,607	16,745	53,257	73,524	143,526	155,133
Fidelity VIP Growth Portfolio	423	3,737	(3,314)	1,777	113,474	(1,057)	114,194	110,880
Fidelity VIP Growth & Income Portfolio	6,650	2,149	4,501	188,394	51,496	(102,724)	137,166	141,667
Fidelity VIP Mid Cap Portfolio	3,665	6,658	(2,993)	24,444	190,178	(44,047)	170,575	167,582
Fidelity VIP Freedom 2010 Portfolio	526	114	412	(172)	209	1,083	1,120	1,532
Fidelity VIP Freedom 2015 Portfolio	47	12	35	10	64	59	133	168
Fidelity VIP Freedom 2020 Portfolio	352	93	259	(286)	723	882	1,319	1,578
Fidelity VIP Freedom 2025 Portfolio	816	268	548	6,036	2,872	(2,243)	6,665	7,213
Fidelity VIP Freedom 2030 Portfolio	1,546	521	1,025	5,729	3,815	1,488	11,032	12,057

See accompanying notes

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.	7

Columbus Life Assurance Company Separate Account 1
Statement of Operations (continued)
Year Ended December 31, 2025

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affilitated Series I:
Invesco V.I. American Franchise Fund	$—	$1,992	$(1,992)	$2,658	$20,929	$934	$24,521	$22,529
Invesco V.I. Government Securities Fund	529	154	375	(404)	—	1,096	692	1,067
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	58	2,773	(2,715)	13,926	32,002	120,425	166,353	163,638
Putnam VT Sustainable Leaders Fund	1	—	1	1	7	(2)	6	7
Putnam VT Small Cap Value Fund	1,291	874	417	7,949	17,678	(15,701)	9,926	10,343
Putnam VT Equity Income Fund	6,611	1,646	4,965	7,464	31,625	41,395	80,484	85,449
Non-Affilitated Series II:
Invesco V.I. Core Equity Fund	473	360	113	(109)	8,667	7,717	16,275	16,388
Invesco V.I. Discovery Mid Cap Growth Fund	—	961	(961)	(748)	17,318	(8,581)	7,989	7,028
Invesco V.I. Global Strategic Income Fund	27,293	1,783	25,510	(2,959)	—	35,981	33,022	58,532
Invesco Oppenheimer V.I. International Growth Fund	505	3,435	(2,930)	(14,544)	75,152	60,713	121,321	118,391
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	6,387	1,316	5,071	(41,115)	27,499	51,190	37,574	42,645
Franklin Income VIP Fund	40,537	1,917	38,620	(10,445)	8,520	47,343	45,418	84,038
Franklin Mutual Shares VIP Fund	7,895	937	6,958	(6,039)	38,901	2,250	35,112	42,070
Franklin Large Cap Growth VIP Fund	—	2,584	(2,584)	(72,042)	142,726	(15,959)	54,725	52,141
Franklin U.S. Government Securities VIP Fund	8,884	973	7,911	(6,389)	—	15,013	8,624	16,535
Templeton Foreign VIP Fund	16,972	2,275	14,697	4,810	47,389	113,243	165,442	180,139
Templeton Growth VIP Fund	1,592	851	741	1,976	13,664	21,881	37,521	38,262
Invesco V.I. Comstock Fund	3,247	1,169	2,078	6,972	24,057	2,464	33,493	35,571
Invesco V.I. American Franchise Fund	—	801	(801)	3,922	36,320	(2,433)	37,809	37,008
Invesco V.I. American Value Fund	736	1,176	(440)	(886)	52,895	14,016	66,025	65,585
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,589	1,512	77	7,982	15,053	100,833	123,868	123,945
Morgan Stanley VIF Emerging Markets Debt Portfolio	837	38	799	(90)	—	124	34	833
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	56,873	17,578	39,295	452,125	470,545	(120,394)	802,276	841,571
DWS Small Cap Index VIP Fund	6,808	2,152	4,656	(10,910)	29,072	37,789	55,951	60,607

See accompanying notes

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.	8

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$5,772	$(1,971)	$52,530	$56,331	$25,962	$(48,257)	$(60,705)	$27,622	$(2,616)	$(57,994)	$(1,663)	$465,298	$463,635	3,375	(8,145)	(4,770)
Touchstone VST Bond Fund	361,231	(13,422)	327,532	675,341	48,067	(65,456)	(26,838)	765,270	(4,751)	716,292	1,391,633	8,651,910	10,043,543	78,016	(9,370)	68,646
Touchstone VST Common Stock Fund	11,429	2,999,466	(413,369)	2,597,526	151,495	(210,366)	(779,457)	(872,569)	(18,225)	(1,729,122)	868,404	16,330,241	17,198,645	2,901	(81,924)	(79,023)
Non-Affiliated:
Alger Large Cap Growth Fund	(927)	14,403	13,133	26,609	—	(3,530)	(1)	(6)	(151)	(3,688)	22,921	93,566	116,487	—	(63)	(63)
Alger Small Cap Growth Fund	(265)	193	1,544	1,472	—	(517)	—	(2)	(58)	(577)	895	30,846	31,741	—	(17)	(17)
LVIP JPMorgan Mid Cap Value Fund	3	37	(25)	15	—	(7)	—	(2)	(1)	(10)	5	359	364	—	(1)	(1)
PIMCO VIT Long-Term U.S. Government Portfolio	1,098	(2,218)	3,501	2,381	2,630	(4,040)	(2)	4,802	(301)	3,089	5,470	43,839	49,309	257	(142)	115
PIMCO VIT CommodityRealReturn® Strategy Portfolio	613	(74)	3,724	4,263	1,230	(837)	—	(139)	(184)	70	4,333	23,353	27,686	56	(59)	(3)
PIMCO VIT Total Return Portfolio	17,528	(3,362)	23,636	37,802	8,886	(15,926)	(3,629)	4,505	(859)	(7,023)	30,779	444,762	475,541	769	(1,233)	(464)
Guggenheim VT Multi-Hedge Strategies Fund	396	(26)	(192)	178	1,069	(618)	—	811	(131)	1,131	1,309	21,681	22,990	121	(51)	70
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	33,394	—	—	33,394	40,108	(69,432)	(355,351)	345,237	(4,157)	(43,595)	(10,201)	890,851	880,650	22,754	(25,837)	(3,083)
MFS Growth Fund	(150)	3,369	(1,448)	1,771	—	(830)	—	(1)	(72)	(903)	868	16,384	17,252	—	(13)	(13)
MFS Investors Trust Fund	83	5,007	(3,695)	1,395	—	(858)	—	1	(36)	(893)	502	11,677	12,179	—	(19)	(19)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(460)	11,957	(2,221)	9,276	3,098	(3,229)	—	3,494	(344)	3,019	12,295	130,354	142,649	70	(40)	30
Janus Henderson Forty Portfolio	(2,754)	100,274	(6,388)	91,132	10,971	(11,658)	(44,015)	(27,489)	(1,545)	(73,736)	17,396	580,864	598,260	70	(753)	(683)
Janus Henderson Global Research Portfolio	228	29,525	22,900	52,653	9,206	(6,492)	(152)	(1,124)	(549)	889	53,542	259,080	312,622	193	(189)	4
MFS Growth Fund	(129)	7,300	(3,544)	3,627	—	(900)	—	2	(64)	(962)	2,665	32,306	34,971	—	(13)	(13)
MFS Mid Cap Growth Fund	(11)	509	(422)	76	—	(35)	—	(3)	(4)	(42)	34	2,546	2,580	—	(2)	(2)
MFS New Discovery Fund	(30)	(65)	906	811	—	(114)	—	(1)	(9)	(124)	687	6,820	7,507	—	(3)	(3)
MFS Core Equity Fund	(23)	1,902	50	1,929	—	(380)	—	(2)	(33)	(415)	1,514	16,574	18,088	—	(14)	(14)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	806	1,964	2,501	5,271	647	(1,266)	(6)	419	(96)	(302)	4,969	37,645	42,614	34	(48)	(14)
Fidelity VIP Balanced Portfolio	7,456	192,682	(77,794)	122,344	14,354	(31,905)	(438,312)	(12,291)	(2,847)	(471,001)	(348,657)	996,093	647,436	185	(7,862)	(7,677)
Fidelity VIP Contrafund® Portfolio	(10,886)	438,001	(30,924)	396,191	44,300	(72,807)	(88,949)	(47,632)	(6,978)	(172,066)	224,125	2,082,982	2,307,107	213	(1,880)	(1,667)
Fidelity VIP Equity-Income Portfolio	11,607	70,002	73,524	155,133	24,053	(34,223)	(12,767)	(27,798)	(2,844)	(53,579)	101,554	866,775	968,329	340	(1,344)	(1,004)
Fidelity VIP Growth Portfolio	(3,314)	115,251	(1,057)	110,880	22,354	(31,494)	(2,492)	(6,637)	(2,890)	(21,159)	89,721	800,267	889,988	172	(444)	(272)
Fidelity VIP Growth & Income Portfolio	4,501	239,890	(102,724)	141,667	10,925	(20,114)	(398,069)	(24,593)	(3,206)	(435,057)	(293,390)	821,606	528,216	104	(6,159)	(6,055)
Fidelity VIP Mid Cap Portfolio	(2,993)	214,622	(44,047)	167,582	33,512	(59,882)	(362,539)	21,189	(4,718)	(372,438)	(204,856)	1,770,730	1,565,874	585	(4,360)	(3,775)
Fidelity VIP Freedom 2010 Portfolio	412	37	1,083	1,532	1,641	(1,321)	—	55	(143)	232	1,764	16,089	17,853	74	(69)	5
Fidelity VIP Freedom 2015 Portfolio	35	74	59	168	121	(70)	—	(4)	(30)	17	185	1,580	1,765	9	(9)	—
Fidelity VIP Freedom 2020 Portfolio	259	437	882	1,578	1,481	(1,623)	—	(8)	(128)	(278)	1,300	13,059	14,359	47	(62)	(15)
Fidelity VIP Freedom 2025 Portfolio	548	8,908	(2,243)	7,213	2,162	(3,576)	(46,475)	(9,080)	(306)	(57,275)	(50,062)	79,271	29,209	64	(2,093)	(2,029)
Fidelity VIP Freedom 2030 Portfolio	1,025	9,544	1,488	12,057	5,737	(2,930)	(11,602)	(12,940)	(547)	(22,282)	(10,225)	83,036	72,811	170	(886)	(716)

See accompanying notes

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.	9

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,992)	$23,587	$934	$22,529	$6,505	$(8,972)	$(3,218)	$(2,071)	$(871)	$(8,627)	$13,902	$219,002	$232,904	119	(290)	(171)
Invesco V.I. Government Securities Fund	375	(404)	1,096	1,067	881	(2,998)	—	1,527	(140)	(730)	337	16,651	16,988	136	(176)	(40)
Non-Affiliated Class 1B:								0
Putnam VT International Equity Fund	(2,715)	45,928	120,425	163,638	13,842	(14,318)	(16,455)	(22,300)	(923)	(40,154)	123,484	454,225	577,709	321	(1,338)	(1,017)
Putnam VT Sustainable Leaders Fund	1	8	(2)	7	—	(2)	—	1	—	(1)	6	63	69	—	—	—
Putnam VT Small Cap Value Fund	417	25,627	(15,701)	10,343	5,972	(12,106)	—	5,106	(1,072)	(2,100)	8,243	195,459	203,702	194	(221)	(27)
Putnam VT Equity Income Fund	4,965	39,089	41,395	85,449	6,041	(14,529)	(11,975)	(17,693)	(947)	(39,103)	46,346	444,833	491,179	133	(1,647)	(1,514)
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	113	8,558	7,717	16,388	1,360	(2,016)	—	(279)	(105)	(1,040)	15,348	106,210	121,558	32	(63)	(31)
Invesco V.I. Discovery Mid Cap Growth Fund	(961)	16,570	(8,581)	7,028	5,788	(7,678)	(128)	2,216	(1,253)	(1,055)	5,973	172,609	178,582	384	(481)	(97)
Invesco V.I. Global Strategic Income Fund	25,510	(2,959)	35,981	58,532	11,885	(21,520)	(8,908)	3,646	(1,129)	(16,026)	42,506	483,672	526,178	1,339	(2,992)	(1,653)
Invesco Oppenheimer V.I. International Growth Fund	(2,930)	60,608	60,713	118,391	26,342	(34,928)	(54,672)	23,479	(2,987)	(42,766)	75,625	801,699	877,324	4,257	(7,458)	(3,201)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	5,071	(13,616)	51,190	42,645	12,325	(9,858)	(30,699)	(17,725)	(1,285)	(47,242)	(4,597)	293,996	289,399	189	(940)	(751)
Franklin Income VIP Fund	38,620	(1,925)	47,343	84,038	9,577	(29,388)	(329,442)	(8,852)	(1,589)	(359,694)	(275,656)	782,916	507,260	271	(8,004)	(7,733)
Franklin Mutual Shares VIP Fund	6,958	32,862	2,250	42,070	7,891	(19,466)	(3,866)	(4,915)	(471)	(20,827)	21,243	383,846	405,089	237	(696)	(459)
Franklin Large Cap Growth VIP Fund	(2,584)	70,684	(15,959)	52,141	14,698	(18,999)	(246,159)	(38,284)	(2,776)	(291,520)	(239,379)	720,916	481,537	224	(3,665)	(3,441)
Franklin U.S. Government Securities VIP Fund	7,911	(6,389)	15,013	16,535	15,835	(6,671)	(16,763)	6,933	(1,773)	(2,439)	14,096	266,644	280,740	2,287	(2,507)	(220)
Templeton Foreign VIP Fund	14,697	52,199	113,243	180,139	28,387	(31,802)	(13,081)	(44,632)	(1,766)	(62,894)	117,245	644,117	761,362	547	(2,257)	(1,710)
Templeton Growth VIP Fund	741	15,640	21,881	38,262	6,656	(6,251)	—	(4,325)	(694)	(4,614)	33,648	168,108	201,756	142	(284)	(142)
Invesco V.I. Comstock Fund	2,078	31,029	2,464	35,571	6,872	(18,808)	(12,042)	6,411	(1,033)	(18,600)	16,971	220,590	237,561	198	(452)	(254)
Invesco V.I. American Franchise Fund	(801)	40,242	(2,433)	37,008	3,422	(15,632)	(2)	(5,663)	(273)	(18,148)	18,860	341,925	360,785	35	(221)	(186)
Invesco V.I. American Value Fund	(440)	52,009	14,016	65,585	8,673	(11,485)	(12,735)	(10,636)	(677)	(26,860)	38,725	333,113	371,838	355	(951)	(596)
Morgan Stanley VIF Emerging Markets Equity Portfolio	77	23,035	100,833	123,945	16,046	(18,909)	(5,362)	(15,415)	(1,530)	(25,170)	98,775	386,215	484,990	393	(797)	(404)
Morgan Stanley VIF Emerging Markets Debt Portfolio	799	(90)	124	833	366	(264)	—	1,641	(47)	1,696	2,529	5,463	7,992	72	(10)	62
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	39,295	922,670	(120,394)	841,571	138,339	(119,543)	(1,108,091)	(345)	(12,589)	(1,102,229)	(260,658)	5,623,225	5,362,567	1,965	(16,317)	(14,352)
DWS Small Cap Index VIP Fund	4,656	18,162	37,789	60,607	16,853	(15,177)	(11,711)	(6,451)	(2,484)	(18,970)	41,637	489,781	531,418	426	(703)	(277)

See accompanying notes

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.	10

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$4,935	$(16,713)	$68,121	$56,343	$31,488	$(62,292)	$(18,598)	$7,282	$(3,652)	$(45,772)	$10,571	$454,727	$465,298	3,909	(8,036)	(4,127)
Touchstone VST Bond Fund	425,716	(17,081)	(252,066)	156,569	76,203	(64,091)	(65,286)	627,369	(5,484)	568,711	725,280	7,926,630	8,651,910	68,970	(13,459)	55,511
Touchstone VST Common Stock Fund	26,124	1,476,553	1,372,783	2,875,460	167,110	(207,499)	(398,297)	(773,220)	(20,213)	(1,232,119)	1,643,341	14,686,900	16,330,241	3,607	(71,802)	(68,195)
Non-Affiliated:
Alger Large Cap Growth Fund	(742)	901	27,903	28,062	—	(3,171)	(143)	(1)	(151)	(3,466)	24,596	68,970	93,566	—	(77)	(77)
Alger Small Cap Growth Fund	(158)	(169)	2,415	2,088	—	(544)	(4)	—	(68)	(616)	1,472	29,374	30,846	—	(19)	(19)
LVIP JPMorgan Mid Cap Value Fund	3	54	(13)	44	—	(7)	—	—	(1)	(8)	36	323	359	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	801	(2,646)	(1,327)	(3,172)	2,615	(3,806)	(733)	4,416	(322)	2,170	(1,002)	44,841	43,839	247	(167)	80
PIMCO VIT CommodityRealReturn® Strategy Portfolio	351	(213)	583	721	3,561	(761)	—	255	(217)	2,838	3,559	19,794	23,353	225	(53)	172
PIMCO VIT Total Return Portfolio	13,838	(2,788)	(3,670)	7,380	9,420	(12,527)	—	147,043	(647)	143,289	150,669	294,093	444,762	9,196	(925)	8,271
Guggenheim VT Multi-Hedge Strategies Fund	1,029	106	(2,118)	(983)	3,468	(609)	(4,875)	2,157	(154)	(13)	(996)	22,677	21,681	363	(374)	(11)
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	37,177	—	—	37,177	32,151	(71,858)	(6,601)	90,531	(4,267)	39,956	77,133	813,718	890,851	8,379	(5,827)	2,552
MFS Growth Fund	(140)	1,572	2,514	3,946	—	(761)	—	—	(74)	(835)	3,111	13,273	16,384	—	(13)	(13)
MFS Investors Trust Fund	(24)	1,285	652	1,913	—	(827)	—	(1)	(38)	(866)	1,047	10,630	11,677	—	(19)	(19)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	278	6,022	10,386	16,686	3,097	(3,103)	(141)	2,662	(354)	2,161	18,847	111,507	130,354	69	(48)	21
Janus Henderson Forty Portfolio	(2,667)	46,266	87,682	131,281	11,131	(11,222)	(5,254)	(31,935)	(1,607)	(38,887)	92,394	488,470	580,864	68	(487)	(419)
Janus Henderson Global Research Portfolio	836	13,289	34,295	48,420	9,180	(4,944)	(163)	(4,450)	158	(219)	48,201	210,879	259,080	321	(343)	(22)
MFS Growth Fund	(132)	3,355	4,525	7,748	—	(1,044)	(14)	(1)	(75)	(1,134)	6,614	25,692	32,306	—	(16)	(16)
MFS Mid Cap Growth Fund	(12)	154	181	323	—	(62)	(105)	—	(6)	(173)	150	2,396	2,546	1	(7)	(6)
MFS New Discovery Fund	(30)	(79)	498	389	—	(121)	—	(2)	(11)	(134)	255	6,565	6,820	—	(3)	(3)
MFS Core Equity Fund	4	787	1,945	2,736	—	(336)	—	—	(33)	(369)	2,367	14,207	16,574	—	(15)	(15)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	694	617	1,620	2,931	769	(1,570)	—	(2,054)	(111)	(2,966)	(35)	37,680	37,645	48	(142)	(94)
Fidelity VIP Balanced Portfolio	13,450	72,667	50,212	136,329	22,213	(35,725)	(108,554)	5,547	(3,336)	(119,855)	16,474	979,619	996,093	486	(2,928)	(2,442)
Fidelity VIP Contrafund® Portfolio	(9,629)	353,856	206,050	550,277	56,070	(70,437)	(53,941)	(130,135)	(7,946)	(206,389)	343,888	1,739,094	2,082,982	271	(2,499)	(2,228)
Fidelity VIP Equity-Income Portfolio	10,423	74,927	27,951	113,301	23,462	(32,447)	(29,132)	(17,686)	(2,947)	(58,750)	54,551	812,224	866,775	428	(1,761)	(1,333)
Fidelity VIP Growth Portfolio	(3,724)	256,725	(34,216)	218,785	22,903	(32,195)	(161,849)	(93,233)	(3,156)	(267,530)	(48,745)	849,012	800,267	228	(3,731)	(3,503)
Fidelity VIP Growth & Income Portfolio	7,770	77,880	67,460	153,110	11,717	(25,195)	(16,329)	(15,040)	(3,651)	(48,498)	104,612	716,994	821,606	126	(960)	(834)
Fidelity VIP Mid Cap Portfolio	(803)	272,739	(5,945)	265,991	44,234	(60,364)	(106,677)	(40,674)	(5,391)	(168,872)	97,119	1,673,611	1,770,730	411	(2,384)	(1,973)
Fidelity VIP Freedom 2010 Portfolio	435	(144)	378	669	1,641	(1,180)	—	218	(143)	536	1,205	14,884	16,089	85	(65)	20
Fidelity VIP Freedom 2015 Portfolio	89	(1,019)	1,501	571	121	(62)	(9,635)	23	(32)	(9,585)	(9,014)	10,594	1,580	12	(431)	(419)
Fidelity VIP Freedom 2020 Portfolio	256	114	448	818	1,470	(1,375)	—	158	(192)	61	879	12,180	13,059	65	(66)	(1)
Fidelity VIP Freedom 2025 Portfolio	1,352	5,554	1,539	8,445	2,392	(4,012)	(27,204)	(1,868)	(642)	(31,334)	(22,889)	102,160	79,271	93	(1,279)	(1,186)
Fidelity VIP Freedom 2030 Portfolio	1,170	1,388	3,251	5,809	5,617	(2,679)	(18,663)	2,750	(547)	(13,522)	(7,713)	90,749	83,036	274	(853)	(579)

See accompanying notes

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.	11

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,806)	$1,828	$56,362	$56,384	$5,921	$(8,714)	$(1,248)	$(4,302)	$(909)	$(9,252)	$47,132	$171,870	$219,002	104	(320)	(216)
Invesco V.I. Government Securities Fund	277	(246)	122	153	2,438	(2,684)	—	1,784	(141)	1,397	1,550	15,101	16,651	243	(161)	82
Non-Affiliated Class 1B:								0
Putnam VT International Equity Fund	7,459	6,264	(2,290)	11,433	18,689	(17,340)	(3,446)	634	(980)	(2,443)	8,990	445,235	454,225	788	(839)	(51)
Putnam VT Sustainable Leaders Fund	1	1	10	12	—	(2)	—	(1)	—	(3)	9	54	63	—	—	—
Putnam VT Small Cap Value Fund	954	21,506	(11,071)	11,389	10,599	(11,167)	(2)	(13,169)	(1,146)	(14,885)	(3,496)	198,955	195,459	170	(394)	(224)
Putnam VT Equity Income Fund	3,504	39,727	34,395	77,626	6,144	(14,597)	(342)	(41,227)	(1,022)	(51,044)	26,582	418,251	444,833	165	(2,369)	(2,204)
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	142	8,550	13,815	22,507	959	(1,878)	—	(7,599)	(103)	(8,621)	13,886	92,324	106,210	18	(236)	(218)
Invesco V.I. Discovery Mid Cap Growth Fund	(924)	(8,917)	42,923	33,082	5,963	(7,677)	(15,471)	(467)	(1,328)	(18,980)	14,102	158,507	172,609	352	(1,664)	(1,312)
Invesco V.I. Global Strategic Income Fund	11,459	(6,882)	7,475	12,052	25,437	(20,200)	(21,632)	10,850	(1,284)	(6,829)	5,223	478,449	483,672	4,319	(5,109)	(790)
Invesco Oppenheimer V.I. International Growth Fund	(400)	47,497	(65,472)	(18,375)	32,618	(32,855)	(28,510)	32,191	(3,136)	308	(18,067)	819,766	801,699	4,372	(4,615)	(243)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	5,580	(22,372)	63,405	46,613	12,490	(8,312)	(7,556)	(10,546)	(538)	(14,462)	32,151	261,845	293,996	259	(501)	(242)
Franklin Income VIP Fund	38,118	4,038	9,729	51,885	21,980	(32,837)	(4,814)	9,298	(1,978)	(8,351)	43,534	739,382	782,916	930	(1,156)	(226)
Franklin Mutual Shares VIP Fund	6,740	2,248	30,617	39,605	18,998	(15,852)	(2,444)	(12,290)	(524)	(12,112)	27,493	356,353	383,846	452	(734)	(282)
Franklin Large Cap Growth VIP Fund	(2,780)	75,704	82,015	154,939	14,719	(21,701)	(4,523)	(31,254)	(3,361)	(46,120)	108,819	612,097	720,916	156	(816)	(660)
Franklin U.S. Government Securities VIP Fund	7,646	(5,215)	1,154	3,585	15,653	(6,295)	(22,245)	11,877	(2,027)	(3,037)	548	266,096	266,644	1,623	(1,818)	(195)
Templeton Foreign VIP Fund	13,920	7,698	(30,217)	(8,599)	38,298	(26,777)	(33,156)	14,368	(1,875)	(9,142)	(17,741)	661,858	644,117	1,756	(2,104)	(348)
Templeton Growth VIP Fund	792	(698)	7,792	7,886	7,734	(5,701)	(2)	(1,200)	(685)	146	8,032	160,076	168,108	331	(347)	(16)
Invesco V.I. Comstock Fund	2,147	17,116	9,927	29,190	7,254	(17,172)	(5,046)	848	(1,140)	(15,256)	13,934	206,656	220,590	150	(390)	(240)
Invesco V.I. American Franchise Fund	(854)	5,562	93,716	98,424	12,384	(14,711)	(26,045)	(14,097)	(328)	(42,797)	55,627	286,298	341,925	152	(598)	(446)
Invesco V.I. American Value Fund	1,298	830	76,688	78,816	8,893	(10,886)	—	(19,114)	(738)	(21,845)	56,971	276,142	333,113	216	(834)	(618)
Morgan Stanley VIF Emerging Markets Equity Portfolio	3,927	(540)	26,252	29,639	19,716	(17,304)	(6,692)	(12,630)	(1,648)	(18,558)	11,081	375,134	386,215	443	(783)	(340)
Morgan Stanley VIF Emerging Markets Debt Portfolio	475	(217)	235	493	489	(236)	(251)	212	(89)	125	618	4,845	5,463	26	(23)	3
Morgan Stanley VIF Global Real Estate Portfolio	383	(768)	2,196	1,811	1,867	(872)	(484)	(27,551)	(315)	(27,355)	(25,544)	25,544	—	127	(1,052)	(925)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	47,444	485,130	605,604	1,138,178	122,942	(130,853)	(289,122)	(35,328)	(13,983)	(346,344)	791,834	4,831,391	5,623,225	1,515	(6,873)	(5,358)
DWS Small Cap Index VIP Fund	3,680	5,782	40,661	50,123	17,433	(14,929)	(14,483)	(21,489)	(2,824)	(36,292)	13,831	475,950	489,781	334	(942)	(608)

See accompanying notes

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.	12

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements
December 31, 2025
1. Organization and Nature of Operations
Columbus Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.
The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 56 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.
Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

The Alger Portfolios	Fidelity Variable Insurance Products (continued)
Non-Affiliated:	Non-Affiliated Service Class 2 (continued):
Alger Large Cap Growth Fund	Fidelity VIP Growth Portfolio
Alger Small Cap Growth Fund	Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
DWS Investments VIT Funds	Fidelity VIP Freedom 2010 Portfolio
Non-Affiliated Class A:	Fidelity VIP Freedom 2015 Portfolio
DWS Equity 500 Index VIP Fund	Fidelity VIP Freedom 2020 Portfolio
DWS Small Cap Index VIP Fund	Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 2:
Fidelity VIP Government Money Market	Franklin Growth and Income VIP Fund
Non-Affiliated Service Class 2:	Franklin Income VIP Fund
Fidelity VIP Asset Manager 50% Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Balanced Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin U.S. Government Securities VIP Fund
Fidelity VIP Equity-Income Portfolio	Templeton Foreign VIP Fund
Templeton Growth VIP Fund

13

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Guggenheim Variable Insurance Funds	Morgan Stanley Variable Insurance Funds
Non-Affiliated:	Non-Affiliated Class 2:
Guggenheim VT Multi-Hedge Strategies Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco Variable Insurance Funds
Non-Affiliated Series I:	Pimco Variable Insurance Trust
Invesco V.I. American Franchise Fund	Non-Affiliated:
Invesco V.I. Government Securities Fund	PIMCO VIT Long-Term U.S. Government Portfolio
Non-Affiliated Series II:	PIMCO VIT CommodityRealReturn® Strategy Portfolio
Invesco V.I. Core Equity Fund	PIMCO VIT Total Return Portfolio
Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Global Strategic Income Fund	Putnam Variable Trust
Invesco Oppenheimer V.I. International Growth Fund	Non-Affiliated Class 1B:
Non-Affiliated Class 2:	Putnam VT International Equity Fund
Invesco V.I. American Franchise Fund	Putnam VT Sustainable Leaders Fund
Invesco V.I. American Value Fund	Putnam VT Small Cap Value Fund
Invesco V.I. Comstock Fund	Putnam VT Equity Income Fund

Janus Henderson VIT Funds	Touchstone Variable Series Trust
Non-Affiliated Service Class:	Affiliated Service Class:
Janus Henderson Enterprise Portfolio	Touchstone VST Balanced Fund
Janus Henderson Forty Portfolio	Touchstone VST Bond Fund
Janus Henderson Global Research Portfolio	Touchstone VST Common Stock Fund

Lincoln Financial Group
Non-Affiliated:
LVIP JPMorgan Mid Cap Value Fund

Massachusetts Financial Service Variable Insurance Trust(^II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
^MFS Core Equity Fund

14

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

During the year ended December 31, 2025, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2025	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Asset Manager Portfolio

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the years ended December 31, 2025 and December 31, 2024 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 12/6/2024	Morgan Stanley VIF Global Real Estate Portfolio Class II
2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).
Investments
Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2025. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.
Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.
Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.
The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

15

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.
Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

16

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
Segment Reporting
In this reporting period, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.

17

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the year ended December 31, 2025 and the cost of shares held at December 31, 2025, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$63,833	$(104,228)	$391,489
Touchstone VST Bond Fund	1,177,865	(100,343)	11,030,502
Touchstone VST Common Stock Fund	2,497,832	(1,839,663)	13,684,778
Non-Affiliated:
Alger Large Cap Growth Fund	12,545	(4,616)	79,763
Alger Small Cap Growth Fund	368	(840)	39,633
LVIP JPMorgan Mid Cap Value Fund	43	(10)	408
PIMCO VIT Long-Term U.S. Government Portfolio	8,384	(4,196)	62,753
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,712	(1,028)	27,522
PIMCO VIT Total Return Portfolio	32,708	(22,203)	477,226
Guggenheim VT Multi-Hedge Strategies Fund	2,261	(736)	24,676
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	379,479	(389,679)	880,650
MFS Growth Fund	3,002	(1,055)	15,964
MFS Investors Trust Fund	5,012	(1,000)	13,131
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	17,294	(3,347)	130,018
Janus Henderson Forty Portfolio	86,632	(84,522)	470,537
Janus Henderson Global Research Portfolio	35,152	(8,195)	226,332
MFS Growth Fund	6,572	(1,093)	28,939
MFS Mid Cap Growth Fund	516	(54)	3,365
MFS New Discovery Fund	—	(156)	9,099
MFS Core Equity Fund	1,829	(475)	14,211
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	4,060	(1,731)	37,358
Fidelity VIP Balanced Portfolio	73,408	(484,767)	535,417
Fidelity VIP Contrafund® Portfolio	385,411	(206,072)	1,775,627
Fidelity VIP Equity-Income Portfolio	85,924	(74,636)	804,455
Fidelity VIP Growth Portfolio	128,867	(39,865)	824,732
Fidelity VIP Growth & Income Portfolio	64,809	(443,867)	404,166
Fidelity VIP Mid Cap Portfolio	246,196	(431,450)	1,516,766
Fidelity VIP Freedom 2010 Portfolio	2,424	(1,570)	18,218
Fidelity VIP Freedom 2015 Portfolio	329	(212)	1,675
Fidelity VIP Freedom 2020 Portfolio	2,315	(1,608)	13,792
Fidelity VIP Freedom 2025 Portfolio	5,466	(59,318)	26,404
Fidelity VIP Freedom 2030 Portfolio	10,222	(27,665)	64,999

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.	18
(c) Merger. See Note 1, if applicable.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$26,877	$(16,565)	$183,268
Invesco V.I. Government Securities Fund	2,965	(3,319)	17,233
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	44,068	(54,934)	392,584
Putnam VT Sustainable Leaders Fund	8	(2)	50
Putnam VT Small Cap Value Fund	31,592	(15,597)	178,818
Putnam VT Equity Income Fund	41,669	(44,182)	368,637
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	10,622	(2,884)	103,805
Invesco V.I. Discovery Mid Cap Growth Fund	24,061	(8,757)	187,323
Invesco V.I. Global Strategic Income Fund	41,956	(32,472)	528,509
Invesco Oppenheimer V.I. International Growth Fund	134,045	(104,588)	932,398
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	46,037	(60,709)	247,712
Franklin Income VIP Fund	61,337	(373,891)	478,140
Franklin Mutual Shares VIP Fund	57,879	(32,844)	400,913
Franklin Large Cap Growth VIP Fund	160,148	(311,524)	435,946
Franklin U.S. Government Securities VIP Fund	46,185	(40,711)	297,577
Templeton Foreign VIP Fund	84,402	(85,211)	619,081
Templeton Growth VIP Fund	21,169	(11,376)	150,298
Invesco V.I. Comstock Fund	41,962	(34,427)	200,176
Invesco V.I. American Franchise Fund	39,880	(22,510)	285,681
Invesco V.I. American Value Fund	69,052	(43,458)	331,003
Morgan Stanley VIF Emerging Markets Equity Portfolio	38,121	(48,157)	383,261
Morgan Stanley VIF Emerging Markets Debt Portfolio	2,767	(274)	8,564
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	672,018	(1,264,406)	3,868,462
DWS Small Cap Index VIP Fund	60,679	(45,923)	483,416

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.	19
(c) Merger. See Note 1, if applicable.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions
The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.
For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.
The Company also deducts from the contract owner’s account value a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the contract owner's account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.
The Company also deducts from the contract owner’s account value an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from the contract owner’s account value on each monthly anniversary day.
The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from the contract owner’s account value on each monthly anniversary day.

20

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions (continued)
The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2025, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.
A surrender charge is deducted from the contract owner's account value by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.
There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the contract owner's account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.
There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the contract owner's account value.
Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.
21

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.
** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.
*** Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

22

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2025					For the Period Ended December 31, 2025
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	33	$13.44	to	$14.02	$464	1.97%	0.00%	to	0.90%	13.15%	to	14.18%
Touchstone VST Bond Fund	910	10.42	to	11.04	10,044	3.88%	0.00%	to	0.90%	6.37%	to	7.34%
Touchstone VST Common Stock Fund	681	23.92	to	25.36	17,199	0.35%	0.00%	to	0.90%	16.59%	to	17.65%
The Alger Portfolios
Alger Large Cap Growth Fund	2			68.51	116	—%			0.90%			29.10%
Alger Small Cap Growth Fund	1			35.72	32	—%			0.90%			4.96%
Lincoln Financial Group
LVIP JPMorgan Mid Cap Value Fund	*-			69.17	*-	1.41%			0.00%			4.72%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	2			27.23	49	3.28%			0.90%			5.33%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1			18.97	28	2.89%			0.00%			18.79%
PIMCO VIT Total Return Portfolio	25			18.85	476	4.11%			0.00%			8.89%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	2			14.77	23	2.29%			0.00%			1.25%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	59	11.10	to	15.50	881	4.06%	0.00%	to	0.90%	3.20%	to	4.13%
Fidelity VIP Asset Manager 50% Portfolio (a)	1	30.31	to	39.51	43	2.49%	0.00%	to	0.90%	13.62%	to	14.65%
Fidelity VIP Balanced Portfolio	10	49.30	to	64.79	647	1.16%	0.00%	to	0.90%	13.92%	to	14.96%
Fidelity VIP Contrafund® Portfolio	18	98.87	to	130.36	2,307	—%	0.00%	to	0.90%	20.10%	to	21.19%
Fidelity VIP Equity-Income Portfolio	17	45.42	to	60.40	968	1.65%	0.00%	to	0.90%	17.68%	to	18.75%
Fidelity VIP Growth Portfolio	9	71.50	to	99.59	890	0.05%	0.00%	to	0.90%	13.58%	to	14.61%
Fidelity VIP Growth & Income Portfolio	7	57.91	to	77.28	528	0.89%	0.00%	to	0.90%	20.12%	to	21.21%
Fidelity VIP Mid Cap Portfolio	15	82.66	to	107.50	1,566	0.22%	0.00%	to	0.90%	10.48%	to	11.49%
Fidelity VIP Freedom 2010 Portfolio	1			23.72	18	3.10%			0.00%			10.26%
Fidelity VIP Freedom 2015 Portfolio	*-			25.72	2	2.87%			0.00%			11.66%
Fidelity VIP Freedom 2020 Portfolio	1			27.38	14	2.56%			0.00%			12.99%
Fidelity VIP Freedom 2025 Portfolio	1			30.22	29	1.57%			0.00%			14.23%
Fidelity VIP Freedom 2030 Portfolio	2			31.85	73	1.82%			0.00%			15.16%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	*-			74.39	17	—%			0.90%			11.19%
MFS Investors Trust Fund	*-			52.83	12	1.61%			0.90%			12.55%
^MFS Core Equity Fund	1	31.47	to	34.68	18	0.23%	0.00%	to	0.90%	11.21%	to	12.22%
MFS Growth Fund - Service Class	*-			93.51	35	—%			0.00%			11.90%
MFS Mid Cap Growth Fund	*-	29.39	to	44.12	3	—%	0.00%	to	0.90%	2.47%	to	3.40%
MFS New Discovery Fund	*-	45.68	to	62.85	8	—%	0.00%	to	0.90%	11.55%	to	12.56%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	2			87.55	143	0.05%			0.00%			7.41%
Janus Henderson Forty Portfolio	5			126.53	598	—%			0.00%			17.86%
Janus Henderson Global Research Portfolio	7			47.65	313	0.42%			0.00%			20.60%

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.
23

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2025					For the Period Ended December 31, 2025
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	1			$18.54	$17	3.11%			0.90%			6.40%
Invesco V.I. American Franchise Fund - Series I	4			55.07	233	—%			0.90%			10.66%
Invesco V.I. Core Equity Fund	2			50.19	122	0.42%			0.00%			15.89%
Invesco V.I. Comstock Fund	3			82.06	238	1.41%			0.00%			17.14%
Invesco V.I. American Franchise Fund - Class II	3			108.23	361	—%			0.00%			11.39%
Invesco V.I. American Value Fund	7			51.06	372	0.22%			0.00%			20.76%
Invesco V.I. Discovery Mid Cap Growth Fund	9			18.98	179	—%			0.00%			4.53%
Invesco V.I. Global Strategic Income Fund	45			11.60	526	5.42%			0.00%			12.75%
Invesco Oppenheimer V.I. International Growth Fund	57			15.27	877	0.06%			0.00%			15.53%
Putnam Variable Trust
Putnam VT International Equity Fund	13	39.10	to	47.93	578	0.01%	0.00%	to	0.90%	36.45%	to	37.68%
Putnam VT Sustainable Leaders Fund	*-			113.84	*-	1.60%			0.00%			10.69%
Putnam VT Small Cap Value Fund	3			74.46	204	0.66%			0.00%			5.27%
Putnam VT Equity Income Fund	17			29.19	491	1.42%			0.00%			20.35%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	4			72.27	289	2.22%			0.00%			16.90%
Franklin Income VIP Fund	10			48.36	507	5.59%			0.00%			12.56%
Franklin Mutual Shares VIP Fund	8			50.07	405	2.02%			0.00%			11.52%
Franklin Large Cap Growth VIP Fund	6			84.70	482	—%			0.00%			7.22%
Franklin U.S. Government Securities VIP Fund	17			16.97	281	3.24%			0.00%			6.69%
Templeton Foreign VIP Fund	18			41.40	761	2.37%			0.00%			29.19%
Templeton Growth VIP Fund	4			45.38	202	0.87%			0.00%			23.83%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	7			69.93	485	0.37%			0.00%			32.90%
Morgan Stanley VIF Emerging Markets Debt Portfolio	*-			27.58	8	13.81%			0.00%			15.24%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	63	57.81	to	87.25	5,363	1.05%	0.00%	to	0.90%	16.57%	to	17.63%
DWS Small Cap Index VIP Fund	8	52.48	to	71.25	531	1.37%	0.00%	to	0.90%	11.62%	to	12.64%

(a) Name Change. See Note 1, if applicable.
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.
24

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2024					For the Period Ended December 31, 2024
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	38	$11.87	to	$12.28	$465	1.77%	0.00%	to	0.90%	12.59%	to	13.62%
Touchstone VST Bond Fund	841	9.79	to	10.29	8,652	5.12%	0.00%	to	0.90%	1.03%	to	1.96%
Touchstone VST Common Stock Fund	760	20.52	to	21.56	16,330	0.45%	0.00%	to	0.90%	20.17%	to	21.26%
The Alger Portfolios
Alger Large Cap Growth Fund	2			53.06	94	—%			0.90%			41.59%
Alger Small Cap Growth Fund	1			34.03	31	0.39%			0.90%			7.15%
Lincoln Financial Group
LVIP JPMorgan Mid Cap Value Fund	*-			66.06	*-	1.45%			0.00%			14.29%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	2			25.85	44	2.73%			0.90%			(6.86)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1			15.97	23	2.27%			0.00%			4.16%
PIMCO VIT Total Return Portfolio	26			17.31	445	4.05%			0.00%			2.53%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	1			14.59	22	4.98%			0.00%			(3.66)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	63	10.76	to	14.89	891	4.98%	0.00%	to	0.90%	4.15%	to	5.10%
Fidelity VIP Asset Manager Portfolio	1	26.68	to	34.47	38	2.26%	0.00%	to	0.90%	7.26%	to	8.23%
Fidelity VIP Balanced Portfolio	18	43.28	to	56.36	996	1.69%	0.00%	to	0.90%	14.58%	to	15.63%
Fidelity VIP Contrafund® Portfolio	20	82.32	to	107.56	2,083	0.03%	0.00%	to	0.90%	32.24%	to	33.45%
Fidelity VIP Equity-Income Portfolio	18	38.60	to	50.87	867	1.62%	0.00%	to	0.90%	14.02%	to	15.06%
Fidelity VIP Growth Portfolio	10	62.95	to	86.90	800	—%	0.00%	to	0.90%	28.90%	to	30.07%
Fidelity VIP Growth & Income Portfolio	13	48.21	to	63.75	822	1.26%	0.00%	to	0.90%	20.86%	to	21.96%
Fidelity VIP Mid Cap Portfolio	19	74.81	to	96.43	1,771	0.34%	0.00%	to	0.90%	16.12%	to	17.18%
Fidelity VIP Freedom 2010 Portfolio	1			21.51	16	3.44%			0.00%			5.15%
Fidelity VIP Freedom 2015 Portfolio	*-			23.03	2	1.39%			0.00%			6.21%
Fidelity VIP Freedom 2020 Portfolio	1			24.24	13	2.66%			0.00%			7.40%
Fidelity VIP Freedom 2025 Portfolio	3			26.45	79	1.96%			0.00%			8.28%
Fidelity VIP Freedom 2030 Portfolio	3			27.66	83	2.09%			0.00%			9.14%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	*-			66.91	16	—%			0.90%			30.28%
MFS Investors Trust Fund	*-			46.94	12	0.70%			0.90%			18.44%
^MFS Core Equity Fund	1	28.30	to	30.90	17	0.40%	0.00%	to	0.90%	18.79%	to	19.87%
MFS Growth Fund - Service Class	*-			83.56	32	—%			0.00%			31.15%
MFS Mid Cap Growth Fund	*-	28.68	to	42.67	3	(0.04)%	0.00%	to	0.90%	13.41%	to	14.44%
MFS New Discovery Fund	*-	40.95	to	55.83	7	—%	0.00%	to	0.90%	5.47%	to	6.44%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	2			81.51	130	0.63%			0.00%			15.32%
Janus Henderson Forty Portfolio	5			107.36	581	0.01%			0.00%			28.14%
Janus Henderson Global Research Portfolio	7			39.51	259	0.61%			0.00%			23.27%

-*Less than 500.
25

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2024					For the Period Ended December 31, 2024
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	1			$17.42	$17	2.64%			0.90%			0.80%
Invesco V.I. American Franchise Fund - Series I	4			49.77	219	—%			0.90%			33.67%
Invesco V.I. Core Equity Fund	2			43.31	106	0.48%			0.00%			25.29%
Invesco V.I. Comstock Fund	3			70.05	221	1.50%			0.00%			14.87%
Invesco V.I. American Franchise Fund - Class II	4			97.17	342	—%			0.00%			34.56%
Invesco V.I. American Value Fund	8			42.28	333	0.79%			0.00%			30.10%
Invesco V.I. Discovery Mid Cap Growth Fund	10			18.15	173	—%			0.00%			23.92%
Invesco V.I. Global Strategic Income Fund	47			10.29	484	2.70%			0.00%			2.79%
Invesco Oppenheimer V.I. International Growth Fund	61			13.22	802	0.36%			0.00%			(1.81)%
Putnam Variable Trust
Putnam VT International Equity Fund	14	28.65	to	34.81	454	2.14%	0.00%	to	0.90%	2.04%	to	2.97%
Putnam VT Sustainable Leaders Fund	*-			102.84	*-	1.65%			0.00%			23.02%
Putnam VT Small Cap Value Fund	3			70.73	195	0.95%			0.00%			6.20%
Putnam VT Equity Income Fund	18			24.26	445	1.13%			0.00%			19.14%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	5			61.82	294	2.29%			0.00%			17.99%
Franklin Income VIP Fund	18			42.97	783	5.19%			0.00%			7.20%
Franklin Mutual Shares VIP Fund	9			44.90	384	2.00%			0.00%			11.27%
Franklin Large Cap Growth VIP Fund	9			78.99	721	—%			0.00%			26.30%
Franklin U.S. Government Securities VIP Fund	17			15.90	267	3.17%			0.00%			1.37%
Templeton Foreign VIP Fund	20			32.05	644	2.40%			0.00%			(1.00)%
Templeton Growth VIP Fund	5			36.64	168	0.95%			0.00%			5.40%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	7			52.62	386	1.34%			0.00%			7.72%
Morgan Stanley VIF Emerging Markets Debt Portfolio	*-			23.93	5	10.09%			0.00%			11.28%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	77	49.59	to	74.17	5,623	1.22%	0.00%	to	0.90%	23.50%	to	24.63%
DWS Small Cap Index VIP Fund	8	47.01	to	63.25	490	1.19%	0.00%	to	0.90%	10.15%	to	11.15%

-*Less than 500.
26

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2023					For the Period Ended December 31, 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	42	$10.55	to	$10.81	$455	1.30%	0.00%	to	0.90%	17.51%	to	18.57%
Touchstone VST Bond Fund	786	9.69	to	10.09	7,927	5.05%	0.00%	to	0.90%	4.75%	to	5.70%
Touchstone VST Common Stock Fund	829	17.07	to	17.78	14,687	0.65%	0.00%	to	0.90%	25.22%	to	26.35%
The Alger Portfolios
Alger Large Cap Growth Fund	2			37.48	69	—%			0.90%			31.48%
Alger Small Cap Growth Fund	1			31.76	29	—%			0.90%			15.45%
Lincoln Financial Group
LVIP JPMorgan Mid Cap Value Fund	*-			57.80	*-	2.98%			0.00%			10.91%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	2			27.75	45	2.38%			0.90%			3.05%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1			15.33	20	16.01%			0.00%			(7.85)%
PIMCO VIT Total Return Portfolio	17			16.89	294	3.59%			0.00%			5.93%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	1			15.15	23	2.82%			0.00%			4.37%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	60	10.33	to	14.16	814	4.78%	0.00%	to	0.90%	3.95%	to	4.89%
Fidelity VIP Asset Manager Portfolio	1	24.87	to	31.84	38	2.21%	0.00%	to	0.90%	11.64%	to	12.65%
Fidelity VIP Balanced Portfolio	20	37.77	to	48.75	980	1.55%	0.00%	to	0.90%	20.15%	to	21.23%
Fidelity VIP Contrafund® Portfolio	22	62.25	to	80.60	1,739	0.26%	0.00%	to	0.90%	31.92%	to	33.12%
Fidelity VIP Equity-Income Portfolio	19	33.85	to	44.21	812	1.77%	0.00%	to	0.90%	9.39%	to	10.38%
Fidelity VIP Growth Portfolio	13	48.84	to	66.81	849	—%	0.00%	to	0.90%	34.67%	to	35.89%
Fidelity VIP Growth & Income Portfolio	14	39.89	to	52.27	717	1.49%	0.00%	to	0.90%	17.30%	to	18.37%
Fidelity VIP Mid Cap Portfolio	21	64.43	to	82.29	1,674	0.40%	0.00%	to	0.90%	13.77%	to	14.80%
Fidelity VIP Freedom 2010 Portfolio	1			20.46	15	3.78%			0.00%			9.08%
Fidelity VIP Freedom 2015 Portfolio	*-			21.69	11	3.43%			0.00%			10.64%
Fidelity VIP Freedom 2020 Portfolio	1			22.56	12	2.19%			0.00%			12.22%
Fidelity VIP Freedom 2025 Portfolio	4			24.43	102	2.62%			0.00%			13.32%
Fidelity VIP Freedom 2030 Portfolio	4			25.34	91	2.26%			0.00%			14.46%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	*-			51.36	13	—%			0.90%			34.65%
MFS Investors Trust Fund	*-			39.63	11	0.73%			0.90%			17.91%
^MFS Core Equity Fund	1	23.82	to	25.78	14	0.33%	0.00%	to	0.90%	21.69%	to	22.79%
MFS Growth Fund - Service Class	*-			63.72	26	—%			0.00%			35.51%
MFS Mid Cap Growth Fund	*-	25.29	to	37.29	2	—%	0.00%	to	0.90%	19.89%	to	20.97%
MFS New Discovery Fund	*-	38.83	to	52.46	7	—%	0.00%	to	0.90%	13.23%	to	14.25%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	2			70.68	112	0.09%			0.00%			17.78%
Janus Henderson Forty Portfolio	6			83.78	488	0.13%			0.00%			39.65%
Janus Henderson Global Research Portfolio	7			32.05	211	0.79%			0.00%			26.47%

27
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2023					For the Period Ended December 31, 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	1			$17.28	$15	2.10%			0.90%			3.68%
Invesco V.I. American Franchise Fund - Series I	5			37.23	172	—%			0.90%			39.66%
Invesco V.I. Core Equity Fund	3			34.57	92	0.50%			0.00%			23.09%
Invesco V.I. Comstock Fund	3			60.98	207	1.56%			0.00%			12.09%
Invesco V.I. American Franchise Fund - Class II	4			72.21	286	—%			0.00%			40.60%
Invesco V.I. American Value Fund	8			32.50	276	0.38%			0.00%			15.29%
Invesco V.I. Discovery Mid Cap Growth Fund	11			14.65	159	—%			0.00%			12.85%
Invesco V.I. Global Strategic Income Fund	48			10.01	478	—%			0.00%			8.60%
Invesco Oppenheimer V.I. International Growth Fund	61			13.46	820	0.30%			0.00%			20.64%
Putnam Variable Trust
Putnam VT International Equity Fund	14	28.08	to	33.80	445	0.04%	0.00%	to	0.90%	17.44%	to	18.51%
Putnam VT Sustainable Leaders Fund	*-			83.60	*-	—%			0.00%			26.11%
Putnam VT Small Cap Value Fund	3			66.61	199	0.16%			0.00%			23.75%
Putnam VT Equity Income Fund	21			20.36	418	2.21%			0.00%			15.67%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	5			52.40	262	2.21%			0.00%			8.98%
Franklin Income VIP Fund	18			40.08	739	5.13%			0.00%			8.62%
Franklin Mutual Shares VIP Fund	9			40.35	356	1.90%			0.00%			13.46%
Franklin Large Cap Growth VIP Fund	10			62.55	612	—%			0.00%			40.44%
Franklin U.S. Government Securities VIP Fund	17			15.69	266	2.57%			0.00%			4.47%
Templeton Foreign VIP Fund	20			32.37	662	3.18%			0.00%			20.76%
Templeton Growth VIP Fund	5			34.77	160	3.21%			0.00%			21.01%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	8			48.85	375	1.67%			0.00%			11.96%
Morgan Stanley VIF Emerging Markets Debt Portfolio	*-			21.51	5	8.44%			0.00%			11.69%
Morgan Stanley VIF Global Real Estate Portfolio	1			27.60	26	1.87%			0.00%			10.47%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	83	40.16	to	59.52	4,831	1.37%	0.00%	to	0.90%	24.87%	to	26.00%
DWS Small Cap Index VIP Fund	9	42.68	to	56.91	476	1.13%	0.00%	to	0.90%	15.71%	to	16.76%

28
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$10.78	to	$10.85	44	$8.98	to	$9.12	$402	0.47%	0.00%	to	0.90%	(16.70)%	to	(15.95)%
Touchstone VST Bond Fund	10.84	to	11.09	790	9.25	to	9.55	7,543	1.85%	0.00%	to	0.90%	(14.67)%	to	(13.90)%
Touchstone VST Common Stock Fund	16.74	to	17.11	855	13.64	to	14.07	11,997	0.23%	0.00%	to	0.90%	(18.52)%	to	(17.79)%
The Alger Portfolios
Alger Large Cap Growth Fund			46.89	2			28.50	56	—%			0.90%			(39.21)%
Alger Small Cap Growth Fund			44.78	1			27.51	35	—%			0.90%			(38.57)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			56.74	*-			52.11	*-	0.96%			0.00%			(8.16)%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			38.21	2			26.93	42	2.04%			0.90%			(29.51)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			15.32	1			16.64	19	20.85%			0.00%			8.61%
PIMCO VIT Total Return Portfolio			18.60	9			15.94	150	2.60%			0.00%			(14.30)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			15.02	1			14.51	19	1.16%			0.00%			(3.40)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.89	to	13.31	64	9.94	to	13.50	834	1.41%	0.00%	to	0.90%	0.53%	to	1.44%
Fidelity VIP Asset Manager Portfolio	26.49	to	33.31	1	22.28	to	28.27	34	1.86%	0.00%	to	0.90%	(15.91)%	to	(15.15)%
Fidelity VIP Balanced Portfolio	38.77	to	49.15	21	31.44	to	40.21	839	1.06%	0.00%	to	0.90%	(18.92)%	to	(18.19)%
Fidelity VIP Contrafund® Portfolio	64.77	to	82.37	24	47.19	to	60.55	1,426	0.26%	0.00%	to	0.90%	(27.15)%	to	(26.49)%
Fidelity VIP Equity-Income Portfolio	32.96	to	42.27	20	30.95	to	40.05	778	1.60%	0.00%	to	0.90%	(6.10)%	to	(5.25)%
Fidelity VIP Growth Portfolio	48.56	to	65.24	14	36.27	to	49.16	688	0.34%	0.00%	to	0.90%	(25.32)%	to	(24.64)%
Fidelity VIP Growth & Income Portfolio	36.19	to	46.57	15	34.01	to	44.16	641	1.32%	0.00%	to	0.90%	(6.02)%	to	(5.17)%
Fidelity VIP Mid Cap Portfolio	67.20	to	84.30	20	56.63	to	71.68	1,431	0.26%	0.00%	to	0.90%	(15.73)%	to	(14.97)%
Fidelity VIP Freedom 2010 Portfolio			21.72	1			18.75	13	1.94%			0.00%			(13.66)%
Fidelity VIP Freedom 2015 Portfolio			23.00	*-			19.60	9	1.91%			0.00%			(14.79)%
Fidelity VIP Freedom 2020 Portfolio			23.93	1			20.11	21	1.86%			0.00%			(15.97)%
Fidelity VIP Freedom 2025 Portfolio			25.86	4			21.56	93	1.82%			0.00%			(16.64)%
Fidelity VIP Freedom 2030 Portfolio			26.71	4			22.14	79	1.72%			0.00%			(17.09)%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			56.30	*-			38.14	14	—%			0.90%			(32.25)%
MFS Investors Trust Fund			40.61	*-			33.61	10	0.67%			0.90%			(17.24)%
^MFS Core Equity Fund	23.94	to	25.44	1	19.58	to	20.99	12	0.07%	0.00%	to	0.90%	(18.23)%	to	(17.48)%
MFS Growth Fund - Service Class			68.95	*-			47.02	20	—%			0.00%			(31.80)%
MFS Mid Cap Growth Fund	29.90	to	43.29	*-	21.10	to	30.82	2	—%	0.00%	to	0.90%	(29.43)%	to	(28.79)%
MFS New Discovery Fund	49.43	to	65.59	*-	34.29	to	45.91	6	—%	0.00%	to	0.90%	(30.62)%	to	(29.99)%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			71.57	2			60.01	101	0.07%			0.00%			(16.15)%
Janus Henderson Forty Portfolio			90.53	6			59.99	366	0.04%			0.00%			(33.73)%
Janus Henderson Global Research Portfolio			31.53	7			25.35	166	0.91%			0.00%			(19.61)%

29
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.75	1			$16.67	$14	1.97%			0.90%			(11.10)%
Invesco V.I. American Franchise Fund - Series I			39.05	5			26.66	136	—%			0.90%			(31.73)%
Invesco V.I. Core Equity Fund			35.44	3			28.08	71	0.64%			0.00%			(20.75)%
Invesco V.I. Comstock Fund			53.95	4			54.40	197	1.35%			0.00%			0.85%
Invesco V.I. American Franchise Fund - Class II			74.75	4			51.36	208	—%			0.00%			(31.30)%
Invesco V.I. American Value Fund			29.02	9			28.19	256	0.50%			0.00%			(2.86)%
Invesco V.I. Discovery Mid Cap Growth Fund			18.85	11			12.98	143	—%			0.00%			(31.13)%
Invesco V.I. Global Strategic Income Fund			10.44	59			9.22	544	—%			0.00%			(11.71)%
Invesco Oppenheimer V.I. International Growth Fund			15.32	67			11.16	752	—%			0.00%			(27.16)%
Putnam Variable Trust
Putnam VT International Equity Fund	28.31	to	33.47	15	23.91	to	28.53	412	1.34%	0.00%	to	0.90%	(15.53)%	to	(14.77)%
Putnam VT Sustainable Leaders Fund			85.99	*-			66.29	*-	2.09%			0.00%			(22.91)%
Putnam VT Small Cap Value Fund			61.85	4			53.82	213	0.16%			0.00%			(12.98)%
Putnam VT Equity Income Fund			18.17	25			17.60	446	0.97%			0.00%			(3.13)%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			51.59	5			48.08	238	3.03%			0.00%			(6.81)%
Franklin Income VIP Fund			39.04	18			36.90	682	4.87%			0.00%			(5.47)%
Franklin Mutual Shares VIP Fund			38.42	9			35.56	327	1.84%			0.00%			(7.43)%
Franklin Large Cap Growth VIP Fund			70.18	11			44.54	491	—%			0.00%			(36.54)%
Franklin U.S. Government Securities VIP Fund			16.64	21			15.02	312	2.35%			0.00%			(9.75)%
Templeton Foreign VIP Fund			29.01	21			26.80	572	3.11%			0.00%			(7.61)%
Templeton Growth VIP Fund			32.46	5			28.73	148	0.16%			0.00%			(11.50)%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			58.27	7			43.63	287	0.36%			0.00%			(25.13)%
Morgan Stanley VIF Emerging Markets Debt Portfolio			23.72	*-			19.26	4	7.49%			0.00%			(18.81)%
Morgan Stanley VIF Global Real Estate Portfolio			33.86	1			24.99	19	4.23%			0.00%			(26.20)%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	39.74	to	57.84	89	32.16	to	47.23	4,114	1.24%	0.00%	to	0.90%	(19.07)%	to	(18.34)%
DWS Small Cap Index VIP Fund	46.90	to	61.41	9	36.89	to	48.74	412	0.93%	0.00%	to	0.90%	(21.35)%	to	(20.64)%

30
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund (April 17, 2021)	$10.00	to	$10.00	47	$10.78	to	$10.85	$512	0.32%	0.00%	to	0.90%	7.75%	to	8.45%
Touchstone VST Bond Fund	11.09	to	11.23	712	10.84	to	11.09	7,897	2.29%	0.00%	to	0.90%	(2.19)%	to	(1.30)%
Touchstone VST Common Stock Fund	13.24	to	13.42	937	16.74	to	17.11	16,017	0.40%	0.00%	to	0.90%	26.42%	to	27.57%
The Alger Portfolios
Alger Large Cap Growth Fund			42.30	2			46.89	99	—%			0.90%			10.84%
Alger Small Cap Growth Fund			48.10	1			44.78	58	—%			0.90%			(6.91)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.69	*-			56.74	*-	1.25%			0.00%			29.88%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			40.49	2			38.21	59	1.56%			0.90%			(5.64)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.49	1			15.32	17	4.38%			0.00%			33.34%
PIMCO VIT Total Return Portfolio			18.84	10			18.60	190	1.83%			0.00%			(1.27)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			13.90	1			15.02	20	—%			0.00%			8.10%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.97	to	13.31	69	9.89	to	13.31	877	0.01%	0.00%	to	0.90%	(0.89)%	to	0.01%
Fidelity VIP Asset Manager Portfolio	24.37	to	30.37	1	26.49	to	33.31	43	1.43%	0.00%	to	0.90%	8.69%	to	9.68%
Fidelity VIP Balanced Portfolio	33.16	to	41.65	22	38.77	to	49.15	1,079	0.73%	0.00%	to	0.90%	16.93%	to	17.99%
Fidelity VIP Contrafund® Portfolio	51.26	to	64.60	25	64.77	to	82.37	2,040	0.03%	0.00%	to	0.90%	26.36%	to	27.51%
Fidelity VIP Equity-Income Portfolio	26.69	to	33.92	23	32.96	to	42.27	933	1.65%	0.00%	to	0.90%	23.48%	to	24.60%
Fidelity VIP Growth Portfolio	39.87	to	53.08	12	48.56	to	65.24	760	—%	0.00%	to	0.90%	21.80%	to	22.90%
Fidelity VIP Growth & Income Portfolio	29.06	to	37.07	18	36.19	to	46.57	831	2.22%	0.00%	to	0.90%	24.51%	to	25.64%
Fidelity VIP Mid Cap Portfolio	54.12	to	67.27	22	67.20	to	84.30	1,829	0.36%	0.00%	to	0.90%	24.18%	to	25.31%
Fidelity VIP Freedom 2010 Portfolio			20.57	1			21.72	15	0.81%			0.00%			5.60%
Fidelity VIP Freedom 2015 Portfolio			21.42	1			23.00	12	0.49%			0.00%			7.39%
Fidelity VIP Freedom 2020 Portfolio			21.90	1			23.93	24	0.66%			0.00%			9.26%
Fidelity VIP Freedom 2025 Portfolio			23.39	4			25.86	115	0.79%			0.00%			10.55%
Fidelity VIP Freedom 2030 Portfolio			23.83	4			26.71	94	0.82%			0.00%			12.07%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			45.99	*-			56.30	25	—%			0.90%			22.42%
MFS Investors Trust Fund			32.32	*-			40.61	13	0.63%			0.90%			25.67%
^MFS Core Equity Fund	19.32	to	20.34	1	23.94	to	25.44	18	0.27%	0.00%	to	0.90%	23.93%	to	25.05%
MFS Growth Fund - Service Class			55.95	*-			68.95	31	—%			0.00%			23.24%
MFS Mid Cap Growth Fund	26.49	to	38.01	*-	29.90	to	43.29	3	—%	0.00%	to	0.90%	12.85%	to	13.88%
MFS New Discovery Fund	49.11	to	64.57	*-	49.43	to	65.59	9	—%	0.00%	to	0.90%	0.66%	to	1.57%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			61.41	1			71.57	88	0.24%			0.00%			16.54%
Janus Henderson Forty Portfolio			73.84	8			90.53	715	—%			0.00%			22.60%
Janus Henderson Global Research Portfolio			26.76	6			31.53	200	0.37%			0.00%			17.80%

31
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$19.36	1			$18.75	$17	2.48%			0.90%			(3.15)%
Invesco V.I. American Franchise Fund - Series I			35.21	5			39.05	200	—%			0.90%			10.92%
Invesco V.I. Core Equity Fund			27.82	2			35.44	86	0.42%			0.00%			27.38%
Invesco V.I. Comstock Fund			40.55	4			53.95	213	1.60%			0.00%			33.04%
Invesco V.I. American Franchise Fund - Class II			66.96	4			74.75	301	—%			0.00%			11.65%
Invesco V.I. American Value Fund			22.74	9			29.02	261	0.33%			0.00%			27.62%
Invesco V.I. Discovery Mid Cap Growth Fund			15.87	11			18.85	207	—%			0.00%			18.79%
Invesco V.I. Global Strategic Income Fund			10.83	59			10.44	619	4.40%			0.00%			(3.56)%
Invesco Oppenheimer V.I. International Growth Fund			13.91	69			15.32	1,053	—%			0.00%			10.12%
Putnam Variable Trust
Putnam VT International Equity Fund	26.25	to	30.76	10	28.31	to	33.47	309	1.14%	0.00%	to	0.90%	7.84%	to	8.82%
Putnam VT Sustainable Leaders Fund			69.61	*-			85.99	*-	—%			0.00%			23.53%
Putnam VT Small Cap Value Fund			44.21	4			61.85	260	0.76%			0.00%			39.90%
Putnam VT Equity Income Fund			14.27	11			18.17	202	1.21%			0.00%			27.30%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			41.19	5			51.59	266	2.47%			0.00%			25.24%
Franklin Income VIP Fund			33.43	19			39.04	759	4.67%			0.00%			16.75%
Franklin Mutual Shares VIP Fund			32.24	9			38.42	363	2.88%			0.00%			19.17%
Franklin Large Cap Growth VIP Fund			60.88	13			70.18	929	—%			0.00%			15.28%
Franklin U.S. Government Securities VIP Fund			16.95	21			16.64	348	2.47%			0.00%			(1.83)%
Templeton Foreign VIP Fund			27.85	24			29.01	693	1.82%			0.00%			4.16%
Templeton Growth VIP Fund			30.96	5			32.46	177	1.08%			0.00%			4.87%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			56.60	6			58.27	351	0.78%			0.00%			2.95%
Morgan Stanley VIF Emerging Markets Debt Portfolio			24.19	*-			23.72	4	4.85%			0.00%			(1.96)%
Morgan Stanley VIF Global Real Estate Portfolio			27.34	1			33.86	25	2.35%			0.00%			23.83%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	31.23	to	45.05	92	39.74	to	57.84	5,239	1.51%	0.00%	to	0.90%	27.24%	to	28.40%
DWS Small Cap Index VIP Fund	41.33	to	53.63	9	46.90	to	61.41	547	0.88%	0.00%	to	0.90%	13.47%	to	14.50%

32
-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

Columbus Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors
The Board of Directors
Columbus Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Columbus Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 20, 2026
3

Columbus Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,261,528	$3,191,373
Preferred and common stocks	289,936	236,668
Mortgage loans	419,258	443,193
Policy loans	121,147	103,622
Cash, cash equivalents and short-term investments	58,382	83,476
Receivable for securities	1	381
Derivatives	120,216	89,676
Other invested assets	346,549	337,236
Total cash and invested assets	4,617,017	4,485,625

Investment income due and accrued	47,061	41,683
Premiums deferred and uncollected	11,129	11,720
Current federal income taxes recoverable from parent	—	3,280
Other admitted assets	6,322	8,548
Separate account assets	73,134	75,030
Total admitted assets	$4,754,663	$4,625,886

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$3,433,125	$3,369,003
Accident and health reserves	321	333
Liability for deposit-type contracts	310,572	337,261
Policy and contract claims	32,615	31,061
Dividends payable to policyholders	8,181	8,102
Premiums received in advance	188	210
Total policy and contract liabilities	3,785,002	3,745,970

General expense due and accrued	9	26
Current federal income taxes payable to parent	5,097	—
Transfer to (from) separate accounts due and accrued, net	(757)	(1,009)
Asset valuation reserve	90,677	86,640
Interest maintenance reserve	1,091	301
Other liabilities	121,552	126,588
Derivatives	59,609	44,569
Payable for securities lending	146,004	122,858
Separate account liabilities	73,134	75,030
Total liabilities	4,281,418	4,200,973

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	506,779	506,779
Accumulated surplus	(43,534)	(91,866)
Total capital and surplus	473,245	424,913
Total liabilities and capital and surplus	$4,754,663	$4,625,886

See accompanying notes.
4

Columbus Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$292,532	$266,706	$264,129
Net investment income	192,035	186,075	188,658
Considerations for supplementary contracts with life contingencies	1,187	952	681
Amortization of the interest maintenance reserve	(761)	74	852
Fees from management of separate accounts	1,302	1,311	1,491
Other revenues	737	621	970
Total premiums and other revenues	487,032	455,739	456,781

Benefits paid or provided:
Death benefits	120,262	127,891	133,151
Annuity benefits	21,977	25,420	29,794
Disability and accident and health benefits	640	709	813
Surrender benefits	165,260	197,832	216,536
Payments on supplementary contracts with life contingencies	1,503	1,559	1,206
Other benefits	1,087	163	390
Increase (decrease) in policy reserves and other policyholders’ funds	77,445	46,919	(55,872)
Total benefits paid or provided	388,174	400,493	326,018

Insurance expenses and other deductions:
Commissions	55,198	47,561	50,554
General expenses	62,756	61,012	59,562
Net transfers to (from) separate accounts	(8,154)	(12,154)	(10,989)
Other deductions	9,409	9,198	8,571
Total insurance expenses and other deductions	119,209	105,617	107,698

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	(20,351)	(50,371)	23,065

Dividends to policyholders	8,822	7,450	9,628
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(29,173)	(57,821)	13,437
Federal income tax expense (benefit), excluding tax on capital gains	(18,039)	(19,185)	(9,042)
Gain (loss) from operations before net realized capital gains (losses)	(11,134)	(38,636)	22,479
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	18,959	27,095	(7,140)
Net income (loss)	$7,825	$(11,541)	$15,339

See accompanying notes.
5

Columbus Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)
Balance, January 1	$424,913	$409,592	$369,704
Net income (loss)	7,825	(11,541)	15,339
Change in net deferred income tax	9,631	8,395	12,323
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $9,631; $8,395; $12,323, respectively)	36,232	31,580	46,357
Net change in nonadmitted assets and related items	(1,319)	(1,025)	125
Change in asset valuation reserve	(4,037)	(12,088)	(34,256)
Balance, December 31	$473,245	$424,913	$409,592
See accompanying notes.

6

Columbus Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$294,344	$266,922	$265,391
Net investment income received	207,640	207,022	206,873
Benefits paid	(320,395)	(376,960)	(401,636)
Net transfers (to) from separate accounts	8,406	13,201	9,557
Commissions and expense paid	(126,174)	(113,318)	(115,720)
Dividends paid to policyholders	(8,744)	(8,696)	(10,097)
Federal income taxes recovered (paid)	21,051	22,151	11,121
Other, net	1,689	1,885	2,947
Net cash from (for) operations	77,817	12,207	(31,564)
Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	501,245	495,693	377,053
Preferred and common stocks	15,986	23,775	10,012
Mortgage loans	23,935	27,375	34,004
Other invested assets	59,069	56,776	—
Net gains (losses) on cash, cash equivalents and short-term investments	—	—	9
Miscellaneous proceeds	380	14,443	139
Net proceeds from investments sold, matured or repaid	600,615	618,062	421,217

Cost of investments acquired:
Debt securities	(617,787)	(513,226)	(366,571)
Preferred and common stocks	(8,788)	(35,556)	(10,791)
Other invested assets	(82,391)	(92,325)	(47,191)
Miscellaneous applications	(16,026)	(1,328)	(41,735)
Total cost of investments acquired	(724,992)	(642,435)	(466,288)

Net change in policy and other loans	(17,524)	(12,416)	(12,652)
Net cash from (for) investments	(141,901)	(36,789)	(57,723)

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	(26,689)	5,988	(20,148)
Other cash provided (applied)	65,679	66,870	75,732
Net cash from (for) financing and miscellaneous sources	38,990	72,858	55,584

Net change in cash, cash equivalents and short-term investments	(25,094)	48,276	(33,703)
Cash, cash equivalents and short-term investments:
Beginning of year	83,476	35,200	68,903
End of year	$58,382	$83,476	$35,200
See accompanying notes.
7

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2025, approximately 53.7% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Georgia, Minnesota, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Derivative instruments used for liability risk management to reduce the exposure to adverse equity market performance (i.e., an economic hedge), are deemed a portfolio hedge with the assets marked to market and
9

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

changes recorded as unrealized gains (losses). Gains (losses) at termination are recognized immediately as realized gains (losses). Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value. Changes in market value of derivatives as well as gains (losses) at termination are recorded as a component of realized gains and losses.
Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
10

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
11

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies as required by GAAP.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $580.7 million and $681.4 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2025 and 2024, the Company
12

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

owned $14.9 million and $15.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Other invested assets reflect primarily investments in unaffiliated surplus debentures, tax credit investments, and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. Tax credit investments are reported at amortized cost and annual amortization is based on the proportion of tax benefits received in the current year to total estimated tax benefits. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
See note 2 for discussion of the Company's policy related to derivatives.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
13

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2025	2024
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	0.4%	0.5%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	6.0	6.4
1980 Commissioners Standard Ordinary, 4% - 6%	18.1	18.9
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	33.6	33.9
2017 Commissioners Standard Ordinary, 3-1/2%	27.1	23.2
Annuities:
Various, 2-1/2% - 7-1/2%	14.0	15.9
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.6	0.6
Other, 3% - 3-1/2%	0.2	0.6
	100.0%	100.0%
14

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2025 and 2024, reserves of $46.8 million and $53.4 million, respectively, were recorded on in-force amounts of $2,235.2 million and $2,448.7 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
15

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2025 and 2024. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $142.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $120.0 million (fair value). The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
16

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025 and 2024, the fair value of the total collateral was $145.2 million and $124.9 million, respectively, all of which was managed by an affiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	21,917	21,918
31 to 60 days	2,896	2,896
61 to 90 days	5,752	5,749
91 to 120 days	18,464	18,468
121 to 180 days	12,095	12,102
181 to 365 days	30,252	30,271
1 to 2 years	11,658	11,678
2 to 3 years	7,500	7,500
Greater than 3 years	34,624	34,624
Total collateral	$145,158	$145,206
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $146.0 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of
17

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. The aggregate book adjusted carrying value for all securities reclassified from debt securities to other invested assets was $9.9 million. The measurement basis for the transferred securities did not change. There is no change to the Company's net income or capital and surplus.
There were no significant accounting changes in 2024 or 2023.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.

18

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:
19

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$9,153	$61	$(58)	$9,156
Non-US sovereign jurisdiction securities	67,171	442	(8,624)	58,989
Municipal bonds - general obligations (direct and guaranteed)	4,000	—	(809)	3,191
Municipal bonds - special revenue	40,885	818	(1,396)	40,307
Corporate bonds	2,750,601	71,778	(155,436)	2,666,943
Single entity backed obligations	5,710	78	(63)	5,725
Subtotal issuer credit obligations	$2,877,520	$73,177	$(166,386)	$2,784,311
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$45	$—	$(1)	$44
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	357	8	—	365
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	25,972	366	(858)	25,480
Agency commercial mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	6,810	66	(636)	6,240
Non-agency residential mortgage-backed securities	68,563	320	(3,368)	65,515
Non-agency commercial mortgage-backed securities	121,436	750	(5,273)	116,913
Non-agency - CLOs/CBOs/CDOs	18,956	3	(27)	18,932
Other financial asset-backed securities - self liquidating	91,491	1,765	(182)	93,074
Lease-backed securities - full analysis	1,879	—	(106)	1,773
Other non-financial asset-backed securities - full analysis	48,499	307	(1,350)	47,456
Subtotal asset backed securities	$384,008	$3,585	$(11,801)	$375,792

Total debt securities	$3,261,528	$76,762	$(178,187)	$3,160,103

20

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,467	$14	$(198)	$12,283
Debt securities issued by states of the U.S. and political subdivisions of the states	19,254	54	(1,692)	17,616
Non-U.S. government securities	80,644	24	(13,936)	66,732
Corporate securities	2,558,041	42,705	(199,658)	2,401,088
Commercial mortgage-backed securities	243,414	1,340	(8,513)	236,241
Residential mortgage-backed securities	113,969	1,983	(6,502)	109,450
Asset-backed securities	163,584	728	(5,151)	159,161
Total	$3,191,373	$46,848	$(235,650)	$3,002,571
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $155.7 million and $184.0 million, respectively, and an aggregate fair value of $152.0 million and $170.9 million, respectively. As of December 31, 2025 and 2024, those holdings amounted to 4.8% and 5.8%, respectively, of the Company’s investments in debt securities and 3.3% and 4.0%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
21

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Unrealized gains and losses on investments in unaffiliated common stocks and mutual funds are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$59,023	$878	$(456)	$59,445

Common stocks, unaffiliated	$124,919	$87,364	$(426)	$211,857
Common stocks, mutual funds	15,008	3,703	(77)	18,634
	$139,927	$91,067	$(503)	$230,491

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$43,796	$317	$(583)	$43,530

Common stocks, unaffiliated	$126,553	$48,979	$(841)	$174,691
Common stocks, mutual funds	15,297	3,343	(193)	18,447
	$141,850	$52,322	$(1,034)	$193,138
22

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2025
Issuer credit obligations	$(7,807)	$298,856	$(158,579)	$989,606
Asset backed securities	(359)	25,993	(11,442)	163,966
Total debt securities	$(8,166)	$324,849	$(170,021)	$1,153,572

Preferred stocks	$(456)	$13,294	$—	$—

Common stocks, unaffiliated	$(426)	$15,013	$—	$—
Common stocks, mutual funds	(34)	343	(43)	819
Total	$(460)	$15,356	$(43)	$819

23

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2024
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$4,557	$(197)	$4,412
Debt securities issued by states of the U.S. and political subdivisions of the states	(6)	1,898	(1,686)	5,164
Non-U.S. government securities	(1,685)	14,944	(12,251)	48,470
Corporate securities	(16,006)	510,880	(183,652)	1,014,227
Commercial mortgage-backed securities(1)	(393)	16,589	(8,120)	151,406
Residential mortgage-backed securities(1)	(838)	38,486	(5,664)	57,984
Asset-backed securities(1)	(663)	27,171	(4,488)	78,481
Total debt securities	$(19,592)	$614,525	$(216,058)	$1,360,144

Preferred stocks	$(583)	$24,425	$—	$—

Common stocks, unaffiliated	$(841)	$7,529	$—	$—
Common stocks, mutual funds	(74)	2,549	(119)	1,364
Total	$(915)	$10,078	$(119)	$1,364
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities.
The aggregated unrealized loss is approximately 11.9% and 10.6% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 476 securities held that are considered temporarily impaired, 375 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 651 securities held that are considered temporarily impaired, 436 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.3 million, $0.1 million, and $6.0 million, for the years ended December 31, 2025, 2024 and 2023, respectively.
24

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:

	$—	$—	$—	$—	$—
Total	XXX	XXX	$—	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$94,498	$94,438
After one through five	422,977	425,507
After five through ten	559,077	572,179
After ten	1,800,968	1,692,187
Mortgage-backed securities/asset-backed securities	384,008	375,792
Total	$3,261,528	$3,160,103

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2025, 2024, and 2023 were $207.9 million, $257.9 million, and $145.1 million; gross gains of $4.1 million, $4.0 million, and $1.3 million and gross
25

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

losses of $6.8 million, $13.0 million, and $4.6 million were realized on these sales in 2025, 2024 and 2023, respectively.
Proceeds from sales of investments in equity securities during 2025, 2024 and 2023 were $7.4 million, $9.6 million, and $3.8 million; gross gains of $1.2 million, $0.6 million, and $2.0 million and gross losses of $0.0 million, $0.1 million, and $0.0 million, were realized on these sales in 2025, 2024 and 2023, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Realized capital gains (losses)	$24,356	$17,985	$(11,491)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $8 in 2025, $(1,968) in 2024, and $(798) in 2023)	29	(7,403)	(3,003)
Less federal income tax expense (benefit) of realized capital gains (losses)	5,368	(1,707)	(1,348)
Net realized capital gains (losses)	$18,959	$27,095	$(7,140)

Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Debt securities	$168,175	$159,283	$161,804
Equity securities	9,751	8,690	5,789
Mortgage loans	19,375	21,306	22,540
Policy loans	5,183	4,728	4,383
Cash, cash equivalents and short-term investments	2,608	3,515	1,808
Other invested assets	(9,156)	(7,209)	(5,055)
Other	(1,249)	(1,875)	8
Gross investment income	194,687	188,438	191,277
Investment expenses	2,652	2,363	2,619
Net investment income	$192,035	$186,075	$188,658

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 71.8% of such mortgages, or $300.9 million, involved properties located in Ohio, Indiana, and Florida. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $67.8 million. During 2025, no loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.
26

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its mortgage loans. The Company updates and analyzes these indicators at least annually. 100.0% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 2.01 at December 31, 2025, based on the most recent data available.
Tax Credit Investments
The Company invests in tax credit investments, primarily low income housing tax credits (LIHTCs), to maximize current tax benefits in the form of tax credits as well as to generate tax losses that may be used to reduce taxable income. The number of years remaining for the unexpired tax credits is 1 to 12 years. The mandatory holding period for the LIHTCs is 17 to 23 years. During 2025, the Company recognized LIHTCs and other tax benefits in the amount of $24.3 million. In 2024, the Company recognized LIHTCs and other tax benefits in the amount of $24.8 million. The book adjusted carry value, less encumbrances, of the Company’s LIHTCs is $100.8 million as of December 31, 2025, and $114.6 million as of December 31, 2024. Annual regulatory reviews are in place to ensure each property qualifies for the tax credits. In 2025 and 2024, no impairments were recognized while an impairment of $0.7 million was recognized in 2023.
See note 8 for discussion on future commitments to provide capital to the LIHTCs.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.

27

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company markets equity indexed annuities and universal life policies. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and other indices exposure embedded in these products with a net notional amount of $183.8 million and $188.8 million at December 31, 2025 and 2024, respectively. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500 index and other indices. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options through unrealized gains/losses and the related gains/losses from terminations, maturities or expirations through realized capital gains/losses. The change in fair value was $9.1 million, $(1.6) million, and $23.0 million for the years ended December 31, 2025, 2024, and 2023, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $25.2 million, $28.4 million, and $(3.0) million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2025 and 2024, $61.0 million and $44.7 million, respectively, of cash collateral has been posted to the Company. At December 31, 2025 and 2024, $0.0 million and $0.0 million, respectively, of cash collateral has been posted by the Company.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2025	2024
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$120,216	$89,676
Gross amounts offset	—	—
Net amount of assets	$120,216	$89,676

Derivative liabilities:
Gross amount of recognized liabilities	$(59,609)	$(44,569)
Gross amounts offset	—	—
Net amount of liabilities	$(59,609)	$(44,569)

28

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, preferred stock, NAIC 6 rated corporate, and debt securities that do not qualify as bonds. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain call options. The fair values of these positions are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of fixed income residual tranches. These residual tranches represent equity interests in feeder funds and is stapled to fixed income notes. These investments have to be sold in the same proportion with the note. The Company's unfunded commitments for these investments are $2.1 million.
29

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities.
30

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures, fixed income residual tranches, and debt securities that do not qualify as a bond for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
31

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Bonds, issuer credit obligations	$5,392	$—	$5,392	$—	$—
Common stocks, unaffiliated	196,989	196,989	—	—	—
Common stocks, mutual funds	18,634	18,634	—	—	—
Preferred stock	59,445	—	59,445	—	—
Other invested assets, debt securities that do not qualify as bonds	9,861	—	9,861	—	—
Derivative assets	120,217	—	113,334	6,883	—
Separate account assets*	51,053	51,053	—	—	—
Total assets	$461,591	$266,676	$188,032	$6,883	$—

Liabilities:
Derivative liabilities	$(59,609)	$—	$(59,609)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

32

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Common stocks, unaffiliated	$159,228	$159,228	$—	$—	$—
Common stocks, mutual funds	18,447	18,447	—	—	—
Preferred stock	43,530	—	43,530	—	—
Other invested assets, fixed income residual tranche	8,573	—	—	—	8,573
Derivative assets	89,676	—	86,239	3,437	—
Separate account assets*	49,178	49,178	—	—	—
Total assets	$368,632	$226,853	$129,769	$3,437	$8,573

Liabilities:
Derivative liabilities	$(44,569)	$—	$(44,569)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2025
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$3,437	$549	$3,801	$(904)	$—	$—	$6,883
33

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,788	$—	$—	$(2,692)	$(904)
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$2,518	$(450)	$883	$486	$—	$—	$3,437
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,689	$—	$—	$(1,203)	$486
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2025
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$6,883	Black-Scholes-Merton Model, Monte Carlo Model	Implied Volatility	7-34.1%
34

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

December 31, 2024
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$3,437	Black-Scholes-Merton Model	Implied Volatility	7-36.3%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.
The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
Assets:	(In Thousands)
Bonds:
Issuer credit obligations	$2,877,520	$2,784,311	$5,468	$2,778,843	$—	$—
Asset-backed securities	384,008	375,792	—	296,084	79,708	—
Common stock:
Unaffiliated**	211,857	211,857	211,857	—	—	—
Mutual funds	18,634	18,634	18,634	—	—	—
Preferred stock	59,445	59,445	—	59,445	—	—
Mortgage loans	419,258	410,583	—	—	410,583	—
Cash, cash equivalents and short-term investments	58,382	58,396	58,396	—	—	—
Other invested assets:
Surplus notes	77,678	76,488	—	76,488	—	—
Fixed income residual tranche	10,750	18,022	—	—	—	18,022
Debt securities that do not qualify as bonds	9,861	9,861	—	9,861	—	—
Derivative assets	120,216	120,217	—	113,334	6,883	—
Separate account assets	73,134	71,641	51,161	20,480	—	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(565,293)	$(564,556)	$—	$—	$(564,556)	$—
Fixed-indexed annuity contracts	(162,489)	(155,988)	—	—	(155,988)	—
Derivative liabilities	(59,609)	(59,609)	—	(59,609)	—	—
Cash collateral payable	(60,990)	(60,990)	—	(60,990)	—	—
Securities lending liability	(146,004)	(146,004)	—	(146,004)	—	—
Separate account liabilities*	(21,830)	(21,764)	—	—	(21,764)	—

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
35

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
Assets:	(In Thousands)
Bonds	$3,191,373	$3,002,571	$5,296	$2,963,574	$33,701	$—
Common stock:
Unaffiliated**	174,691	174,691	174,691	—	—	—
Mutual funds	18,447	18,447	18,447	—	—	—
Preferred stock	43,530	43,530	—	43,530	—	—
Mortgage loans	443,193	417,571	—	—	417,571	—
Cash, cash equivalents and short-term investments	83,476	83,522	83,522	—	—	—
Other invested assets:
Surplus notes	77,913	73,479	—	73,479	—	—
Fixed income residual tranche	8,573	8,573	—	—	—	8,573
Securities lending reinvested collateral assets	—	—	—	—	—	—
Derivative assets	89,676	89,676	—	86,239	3,437	—
Separate account assets	75,030	72,536	49,842	22,694	—	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(639,335)	$(627,005)	$—	$—	$(627,005)	$—
Fixed-indexed annuity contracts	(171,337)	(162,903)	—	—	(162,903)	—
Derivative liabilities	(44,569)	(44,569)	—	(44,569)	—	—
Cash collateral payable	(44,680)	(44,680)	—	(44,680)	—	—
Securities lending liability	(122,858)	(122,858)	—	(122,858)	—	—
Separate account liabilities*	(25,289)	(24,482)	—	—	(24,482)	—

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $9.0 million, $9.8 million, and $9.6 million in 2025, 2024 and 2023, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $96.5 million and $99.6 million at December 31, 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company had $127.4 million and $117.1 million, respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., a subsidiary of Western and Southern.
36

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company did not have any significant amounts receivable from parent, subsidiaries and affiliates as of December 31, 2025 or 2024. The Company had $4.7 million and $2.5 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2025	2024
	(In Thousands)

Life and annuity reserves	$377,978	$399,384
Accident and health reserves	321	340
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$338,507	$311,693	$308,613
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(45,975)	(44,987)	(44,484)
Net premiums	$292,532	$266,706	$264,129
37

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	41,760	53,902	47,224
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	64,043	65,721	69,866
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	2,718	4,753	6,793
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements that had a significant impact on the financial statements.
At December 31, 2025, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2025, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated income tax return of Western and Southern. The Company had a net receivable (payable) from (to) Western and Southern in the amount of $(5.1) million and $3.3 million as of December 31, 2025 and 2024, respectively.
38

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$79,065	$3,819	$82,884
(b)	Statutory valuation allowance adjustments	52,642	—	52,642
(c)	Adjusted gross deferred tax assets (a - b)	26,423	3,819	30,242
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	26,423	3,819	30,242
(f)	Deferred tax liabilities	6,854	23,388	30,242
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$19,569	$(19,569)	$—

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$79,407	$2,130	$81,537
(b)	Statutory valuation allowance adjustments	55,420	—	55,420
(c)	Adjusted gross deferred tax assets (a - b)	23,987	2,130	26,117
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	23,987	2,130	26,117
(f)	Deferred tax liabilities	12,589	13,528	26,117
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$11,398	$(11,398)	$—
39

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(343)	$1,690	$1,347
(b)	Statutory valuation allowance adjustments	(2,778)	—	(2,778)
(c)	Adjusted gross deferred tax assets (a - b)	2,435	1,690	4,125
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	2,435	1,690	4,125
(f)	Deferred tax liabilities	(5,735)	9,860	4,125
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$8,170	$(8,170)	$—

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	71,201
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	26,423	3,819	30,242
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$26,423	$3,819	$30,242

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	76,377
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	23,987	2,130	26,117
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$23,987	$2,130	$26,117
40

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(5,176)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	2,436	1,689	4,125
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$2,436	$1,689	$4,125

		2025	2024

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	925%	884%

		12/31/2025
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$26,423	$3,819
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	12.63%
(c)	Net Admitted Adjusted Gross DTAs amount	$26,423	$3,819
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	12.63%

		12/31/2024
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$23,987	$2,130
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	8.15%
(c)	Net Admitted Adjusted Gross DTAs amount	$23,987	$2,130
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	8.15%
41

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(5)	(6)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$2,436	$1,689
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	4.48%
(c)	Net admitted adjusted gross DTAs amount	$2,436	$1,689
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	4.48%
The Company’s tax planning strategies do not include the use of reinsurance.

42

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(18,042)	$(19,185)	$(9,042)
	(b)	Foreign	3	—	—
	(c)	Subtotal	(18,039)	(19,185)	(9,042)
	(d)	Federal income tax on net capital gains	5,368	(1,707)	(1,348)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(12,671)	$(20,892)	$(10,390)

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	37,970	40,645	(2,675)
		(4) Investments	—	—	—
		(5) Deferred acquisition costs	33,683	31,305	2,378
		(6) Policyholder dividends accrual	915	924	(9)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	4,705	5,089	(384)
		(9) Pension accrual		—	—
		(10) Receivables - nonadmitted	1,410	1,133	277
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	382	311	71
		(99) Subtotal	79,065	79,407	(342)
	(b)	Statutory valuation allowance adjustment	52,642	55,420	(2,778)
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	26,423	23,987	2,436
	(e)	Capital
		(1) Investments	3,819	2,130	1,689
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	3,819	2,130	1,689
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	3,819	2,130	1,689
	(i)	Admitted deferred tax assets (2d + 2h)	$30,242	$26,117	$4,125
43

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$4,400	$9,156	$(4,756)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	2,352	2,534	(182)
		(4) Policyholder reserves	102	899	(797)
		(5) Other	—	—	—
		(99) Subtotal	6,854	12,589	(5,735)
	(b)	Capital
		(1) Investments	23,388	13,528	9,860
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	23,388	13,528	9,860
	(c)	Deferred tax liabilities (3a99 + 3b99)	$30,242	$26,117	$4,125
(4)	Net deferred tax assets/liabilities (2i - 3c)		$—	$—	$—
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	(1,015)	21.00%	$(7,037)	21.00%	$1,039	21.00%
Dividends received deduction	(353)	7.31	(386)	1.15	(361)	(7.30)
Tax credits	(15,019)	310.80	(13,079)	39.03	(10,394)	(210.01)
Other invested assets and nonadmitted change	(277)	5.73	215	(0.64)	1,608	32.50
Statutory valuation allowance	(2,778)	57.49	(5,762)	17.20	(11,883)	(240.09)
IMR	147	(3.05)	(1,585)	4.73	—	—
Return to provision	(3,140)	64.99	(750)	2.24	—	—
Other*	133	(2.74)	(903)	2.69	(2,722)	(55.00)
Total statutory income taxes	$(22,302)	461.53%	$(29,287)	87.40%	$(22,713)	(458.90)%

Federal taxes incurred	$(12,671)	262.22%	$(20,892)	62.35%	$(10,390)	(209.92)%
Change in net deferred income taxes	(9,631)	199.31	(8,395)	25.05	(12,323)	(248.98)
Total statutory income taxes	$(22,302)	461.53%	$(29,287)	87.40%	$(22,713)	(458.90)%
*2023 includes return to provision adjustments

At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future capital losses is $5.4 million, $2.6 million, and $0.0 million from 2025, 2024 and 2023, respectively.
44

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is unable to pay dividends in 2026 without seeking prior regulatory approval based on having no earned surplus at December 31, 2025.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
45

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2025, excluding those related to Low Income Housing Tax Credits, the Company has future commitments to provide additional capital contributions of $2.1 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $15.3 million of debt capital.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $18.5 million to joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

46

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$—	$21,830	$—	$21,830	4.3%
At book value less current surrender charge of 5% or more	102,413	—	—	102,413	20.1
At fair value	—	—	—	—	—
Total with adjustment or at fair value	102,413	21,830	—	124,243	24.4
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	355,541	—	—	355,541	69.6
Not subject to discretionary withdrawal	30,916	—	—	30,916	6.0
Total individual annuity reserves (before reinsurance)	488,870	21,830	—	510,700	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$488,870	$21,830	$—	$510,700
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$33,622	$—	$—	$33,622

47

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,807	$—	$—	$1,807	100.0%
Total group annuity reserves (before reinsurance)	1,807	—	—	1,807	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$1,807	$—	$—	$1,807

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$40,694	$—	$—	$40,694	13.1%
Not subject to discretionary withdrawal	269,878	—	—	269,878	86.9
Total deposit-type contract liability (before reinsurance)	310,572	—	—	310,572	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$310,572	$—	$—	$310,572

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
48

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	346,662	346,548	358,118	—	—	—
Universal life with secondary guarantees	438,703	390,408	1,243,916	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	945,069	827,784	851,253	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	339,001	352,489	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	3,196	3,209	5,609	50,957	50,904	50,713
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	168,987	XXX	XXX	—
Accidental death benefits	XXX	XXX	53	XXX	XXX	—
Disability - active lives	XXX	XXX	2,959	XXX	XXX	—
Disability - disabled lives	XXX	XXX	9,082	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,733,630	1,906,950	2,992,466	50,957	50,904	50,713
Reinsurance Ceded	—	—	50,018	—	—	—
Net life reserves	$1,733,630	$1,906,950	$2,942,448	$50,957	$50,904	$50,713
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $300.6 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts. Based on this borrowing capacity, the Company has $60.7 million in short-term unused commitment at December 31, 2025.
49

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

FHLB Capital Stock - General Account:

	December 31
	2025	2024
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$3,701	$3,667
Membership stock - Class B	—	—
Activity stock	10,547	11,406
Excess stock	620	390
Aggregate total	$14,868	$15,463
Actual or estimated borrowing capacity as determined by the insurer	$300,598	$400,000
Collateral Pledged to FHLB - General Account:

	2025				2024
				Borrowed				Borrowed
			Aggregate	at Time of			Aggregate	at Time of
	Fair	Carrying	Total	Maximum	Fair	Carrying	Total	Maximum
	Value	Value	Borrowing	Collateral	Value	Value	Borrowing	Collateral
	(In Thousands)
Total as of reporting date	$401,006	$416,085	$239,899	XXX	$505,327	$536,435	$267,711	XXX
Maximum during reporting period	504,809	535,020	XXX	267,611	537,158	579,419	XXX	263,611
Borrowing from FHLB - General Account:

	2025			2024
		Reserves	Maximum		Reserves
	At	Established	Amount	At	Established
	Reporting	at Reporting	During	Reporting	at Reporting
	Date	Date	Period	Date	Date
	(In Thousands)
Funding agreements	$239,899	$239,621	$318,975	$267,711	$267,618
Debt	—	XXX	—	—	XXX
Aggregate total	$239,899	$239,621	$318,975	$267,711	$267,618
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

50

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.
Information regarding the separate account of the Company as of and for the year ended December 31, 2025, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$100	$829	$929

Reserves for separate accounts with assets at:
Fair value	$—	$50,713	$50,713
Amortized cost	21,830	—	21,830
Total reserves	$21,830	$50,713	$72,543

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$21,830	$—	$21,830
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	50,713	50,713
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	21,830	50,713	72,543
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$21,830	$50,713	$72,543
51

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2025, is presented below:

2025
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$929
Transfers from separate accounts	9,198
Net transfers to (from) separate accounts	(8,269)

Reconciling adjustments:
Policy deductions and other expenses	101
Other account adjustments	14
Transfers as reported in the Summary of Operations of the Company	$(8,154)
11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$363	$35
Ordinary renewal	9,032	11,094
Total	$9,395	$11,129

52

Supplementary Information
53

Place Holder for EY Letter
54

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$452
Other debt securities (unaffiliated)	167,723
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	3,593
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	6,158
Common stocks of affiliates	—
Mortgage loans	19,375
Real estate	—
Premium notes, policy loans and liens	5,183
Cash on hand and on deposit	2,533
Short-term investments	75
Other invested assets	(9,156)
Derivative instruments	—
Aggregate write-ins for investment income	(1,249)
Gross investment income	$194,687

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	419,258
Mezzanine real estate loan	—
Total mortgage loans	$419,258

Mortgage loans by standing (book value):
Good standing	$419,258
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$346,549
Collateral loans	$—

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$—

55

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$212,533
Over 1 year through 5 years	565,003
Over 5 years through 10 years	704,645
Over 10 years through 20 years	848,236
Over 20 years	949,183
No maturity date	—
Total by maturity	$3,279,600

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,367,414
NAIC 2	1,756,516
NAIC 3	124,013
NAIC 4	20,541
NAIC 5	5,519
NAIC 6	5,597
Total by NAIC designation	$3,279,600
Total debt securities publicly traded	$2,196,722
Total debt securities privately placed	$1,082,878

Preferred stocks (statement value)	$59,445
Common stocks (market value)	$230,491
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$120,216
Options, caps and floors written and in-force (statement value)	$(59,609)
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$7,881

Life insurance in-force:
Industrial	$—
Ordinary	$13,017,733
Credit life	$—
Group life	$—

Amount of accidental death insurance in-force under ordinary policies	$77,387

56

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$1,189,318
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$13,744
Amount of income payable	$2,030
Ordinary – involving life contingencies:
Amount of income payable	$1,145
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$5,307
Deferred–fully paid–account balance	$474,619
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$386
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$1
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$262,172
Dividend accumulations – account balance	$18,144

57

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$—
2024	$2
2023	$2
2022	$6
2021	$—
Prior	$631
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

58

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIS
59

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIRI
60

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIRI
61

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIRI
62

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIRI
63

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIRI
64

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH SIRI
65

Columbus Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
66

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 20, 2026

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,915,499	$3,009,144
Preferred and common stocks	716,437	752,336
Investments in common stocks of subsidiaries	5,122,817	4,789,807
Mortgage loans	51,412	53,037
Policy loans	142,341	142,838
Real estate:
Properties held for the production of income	686	496
Properties occupied by the Company	26,756	23,040
Cash, cash equivalents and short-term investments	254,980	132,777
Receivable for securities	1,004	171
Other invested assets	2,735,024	2,540,163
Total cash and invested assets	11,966,956	11,443,809

Investment income due and accrued	41,052	40,604
Premiums deferred and uncollected	45,552	46,609
Current federal income taxes recoverable	109,029	111,876
Receivables from parent, subsidiaries and affiliates	49,899	28,010
Other admitted assets	20,665	18,739
Separate account assets	1,329,064	1,214,528
Total admitted assets	$13,562,217	$12,904,175

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,870,386	$2,853,065
Accident and health reserves	147,695	146,066
Liability for deposit-type contracts	157,480	165,116
Policy and contract claims	40,712	46,954
Dividends payable to policyholders	33,436	33,900
Premiums received in advance	3,168	3,275
Total policy and contract liabilities	3,252,877	3,248,376

General expense due and accrued	66,625	75,022
Net deferred income tax liability	29,562	16,065
Transfer to (from) separate accounts due and accrued, net	(18)	(6)
Asset valuation reserve	461,390	392,287
Interest maintenance reserve	35,700	40,607
Other liabilities	479,691	461,452
Liability for postretirement benefits other than pensions	73,621	77,255
Payable for securities lending	133,159	111,893
Separate account liabilities	1,329,064	1,214,528
Total liabilities	5,861,671	5,637,479

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,933	995,788
Paid-in surplus	802,103	802,103
Accumulated surplus	5,900,010	5,466,305
Total capital and surplus	7,700,546	7,266,696
Total liabilities and capital and surplus	$13,562,217	$12,904,175
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$198,820	$199,298	$212,486
Net investment income	391,521	677,438	590,763
Considerations for supplementary contracts with life contingencies	84	—	—
Amortization of the interest maintenance reserve	6,805	6,408	6,812
Commissions and expenses on reinsurance ceded	1,112	1,081	1,075
Other revenues	1,183	121	336
Total premiums and other revenues	599,525	884,346	811,472

Benefits paid or provided:
Death benefits	128,012	127,921	129,169
Annuity benefits	52,364	48,616	117,163
Disability and accident and health benefits	10,517	10,603	11,899
Surrender benefits	51,592	52,143	46,428
Payments on supplementary contracts with life contingencies	160	195	202
Other benefits	2,500	2,215	3,489
Increase in policy reserves and other policyholders’ funds	24,152	28,004	42,911
Total benefits paid or provided	269,297	269,697	351,261

Insurance expenses and other deductions:
Commissions	18,408	15,691	16,784
General expenses	167,704	170,899	158,625
Net transfers to (from) separate account	(52,188)	(49,028)	(117,344)
Reserve adjustments on reinsurance assumed	(12)	(38)	(74)
Other deductions	40,823	37,805	42,720
Total insurance expenses and other deductions	174,735	175,329	100,711

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	155,493	439,320	359,500

Dividends to policyholders	39,942	42,300	41,140
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	115,551	397,020	318,360
Federal income tax expense (benefit), excluding tax on capital gains	(39,969)	(26,312)	(47,089)
Gain (loss) from operations before net realized capital gains (losses)	155,520	423,332	365,449
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	44,655	(22,098)	(16,061)
Net income (loss)	$200,175	$401,234	$349,388
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$7,266,696	$7,033,192	$6,901,065
Net income (loss)	200,175	401,234	349,388
Change in net deferred income tax	(2,442)	22,752	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,251; $4,833; ($21,887), respectively)	355,749	2,319	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	1,189	(851)	913
Change in surplus notes	145	144	145
Net change in nonadmitted assets and related items	(77,463)	(115,007)	(19,841)
Change in asset valuation reserve	(69,103)	(64,896)	42,615
Dividends to stockholder	—	(155,000)	(245,000)
Change in unrecognized post retirement benefit obligation	25,600	97,809	28,200
Capital contribution	—	45,000	150,000
Balance, December 31	$7,700,546	$7,266,696	$7,033,192
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$200,596	$201,328	$213,828
Net investment income received	361,979	586,759	488,006
Benefits paid	(256,352)	(250,226)	(317,916)
Net transfers from (to) separate accounts	52,176	49,045	117,331
Commissions and expense paid	(189,673)	(167,432)	(169,178)
Dividends paid to policyholders	(40,406)	(39,587)	(43,947)
Federal income taxes recovered (paid)	37,048	12,654	(18,157)
Other, net	2,293	1,199	1,409
Net cash from (for) operations	167,661	393,740	271,376

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	448,634	484,012	179,708
Preferred and common stocks	313,575	219,933	325,142
Mortgage loans	1,625	1,579	1,182
Real estate	—	469	—
Other invested assets	629,157	499,058	392,898
Net gains (losses) on cash, cash equivalents and short-term investments	(162)	(40)	(34)
Miscellaneous proceeds	308	32,710	2,004
Net proceeds from investments sold, matured or repaid	1,393,137	1,237,721	900,900

Cost of investments acquired:
Debt securities	(374,872)	(698,555)	(124,749)
Preferred and common stocks	(215,133)	(159,990)	(379,334)
Real estate	(7,201)	(2,155)	(2,456)
Other invested assets	(778,288)	(622,079)	(439,178)
Miscellaneous applications	(833)	(896)	(12,988)
Total cost of investments acquired	(1,376,327)	(1,483,675)	(958,705)

Net change in policy and other loans	497	(106)	(239)
Net cash from (for) investments	17,307	(246,060)	(58,044)

Financing activities
Surplus notes, capital notes	—	—	145
Capital and paid in surplus, less treasury stock	—	45,000	150,000
Borrowed funds	(7,883)	(82,495)	60,666
Net deposits on deposit-type contract funds and other insurance liabilities	(7,636)	(9,045)	(9,036)
Dividends paid to stockholder	—	(155,000)	(245,000)
Other cash provided (applied)	(47,246)	32,907	(38,856)
Net cash from (for) financing and miscellaneous sources	(62,765)	(168,633)	(82,081)

Net change in cash, cash equivalents and short-term investments	122,203	(20,953)	131,251
Cash, cash equivalents and short-term investments:
Beginning of year	132,777	153,730	22,479
End of year	$254,980	$132,777	$153,730

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$—	$39,682	$50,000
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$—	$(50,000)
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2025, approximately 68.7% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,758.9 million and $1,766.7 million were allocated to the Closed Block as of December 31, 2025 and 2024, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies as required by GAAP.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $156.8 million and $124.5 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Other invested assets reflect primarily investments in joint ventures, partnerships and limited liability companies. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2025	2024
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.0%	5.3%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.3
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.0	14.7
1980 Commissioners Standard Ordinary, 4% - 6%	39.4	40.1
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	30.5	28.6
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.2
Other, 2-1/2% - 6%	0.8	0.9
	99.2	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.8	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2025 and 2024, reserves of $9.5 million and $10.6 million, respectively, were recorded on in-force amounts of $698.4 million and $735.0 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2025 and 2024. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $129.5 million and $17.9 million (fair value) in the general and separate accounts, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $108.9 million and $7.0 million (fair value) in the general and separate accounts, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
At December 31, 2025 and 2024, the fair value of the total collateral in the general account was $132.8 million and $111.5 million, respectively, all of which was managed by an affiliated agent. The fair value of the total collateral in the separate account was $18.2 million and $7.2 million at December 31, 2025 and 2024, respectively, all of which was managed by an unaffiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	76,825	76,825
31 to 60 days	629	629
61 to 90 days	1,117	1,117
91 to 120 days	6,432	6,433
121 to 180 days	6,383	6,385
181 to 365 days	21,875	21,890
1 to 2 years	6,952	6,965
2 to 3 years	1,500	1,500
Greater than 3 years	11,000	11,000
Total collateral	$132,713	$132,744
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $133.2 million and $18.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. There were no securities reclassified from debt securities to other invested assets.
There were no significant accounting changes in 2024, or 2023.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. (Nestlé). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2025	$283,664	$94,555	$1,014,883	28.0%
2024	378,219	94,555	1,065,422	35.5
The adjusted company surplus as of the last reported period was calculated as follows:

	2025	2024
	(In Thousands)

Company Surplus as of September 30	$7,629,765	$7,311,030
Less September 30 electronic data processing	21,062	16,380
Less September 30 net deferred tax assets	—	—
Less September 30 net positive goodwill	307,303	401,858
Adjusted Company surplus as of September 30	$7,301,400	$6,892,792
Admitted goodwill as a percentage of adjusted surplus	3.9%	5.5%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$47,975	$949	$(82)	$48,842
Non-US sovereign jurisdiction securities	29,073	310	(5,171)	24,212
Municipal bonds - general obligations (direct and guaranteed)	7,910	171	—	8,081
Municipal bonds - special revenue	37,288	1,124	(1,681)	36,731
Corporate bonds	2,647,047	77,963	(193,625)	2,531,385
Single entity backed obligations	10,759	190	(773)	10,176
Subtotal issuer credit obligations	$2,780,052	$80,707	$(201,332)	$2,659,427
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$10	$—	$—	$10
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	808	13	—	821
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	38,247	134	(2,654)	35,727
Non-agency residential mortgage-backed securities	56,683	579	(4,733)	52,529
Non-agency commercial mortgage-backed securities	28,074	28	(2,373)	25,729
Other financial asset-backed securities - self liquidating	11,625	2,317	(68)	13,874
Subtotal asset backed securities	$135,447	$3,071	$(9,828)	$128,690

Total debt securities	$2,915,499	$83,778	$(211,160)	$2,788,117

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $60.4 million and $118.6 million, respectively, and an aggregate fair value of $57.8 million and $114.8 million, respectively. As of December 31, 2025 and 2024, such holdings amounted to 2.1% and 3.9%, respectively, of the Company’s investments in debt securities and 0.4% and 0.9%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$94,420	$979	$(5,996)	$89,403

Common stocks, unaffiliated	$243,864	$203,540	$(3,626)	$443,778
Common stocks, mutual funds	158,126	25,139	(9)	183,256
Common stocks, subsidiaries	3,834,940	1,392,202	(104,325)	5,122,817
	$4,236,930	$1,620,881	$(107,960)	$5,749,851

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067
The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(11,553)	$396,015	$(189,779)	$1,023,062
Asset backed securities	(108)	7,176	(9,720)	85,104
Total debt securities	$(11,661)	$403,191	$(199,499)	$1,108,166

Preferred stocks	$(5,996)	$40,942	$—	$—

Common stocks, unaffiliated	$(3,626)	$54,222	$—	$—
Common stocks, mutual funds	(9)	618	—	—
Total	$(3,635)	$54,840	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total debt securities	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.1% and 12.2% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 376 securities held that are considered temporarily impaired, 281 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 458 securities held that were considered temporarily impaired, 299 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $2.6 million, $0.6 million and $20.1 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:
	$—	$—	$—	$—	$—
Total	XXX	XXX	$—	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$72,221	$72,747
After one through five	269,431	280,497
After five through ten	323,045	332,642
After ten	2,115,355	1,973,541
Mortgage-backed securities/asset-backed securities	135,447	128,690
Total	$2,915,499	$2,788,117
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Proceeds from sales of investments in debt securities during 2025, 2024 and 2023 were $259.2 million, $211.5 million, and $60.6 million; gross gains of $6.5 million, $6.4 million, and $0.6 million and gross losses of $2.3 million, $10.7 million, and $1.5 million were realized on these sales in 2025, 2024 and 2023, respectively.
Proceeds from the sales of investments in equity securities during 2025, 2024 and 2023 were $311.1 million, $313.3 million, and $357.2 million; gross gains of $90.5 million, $45.5 million, and $80.7 million and gross losses of $6.4 million, $1.9 million, and $12.4 million were realized on these sales in 2025, 2024 and 2023, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Realized capital gains (losses)	$52,321	$(21,027)	$(17,404)
Less amount transferred to IMR (net of related taxes (benefits) of $505 in 2025, $(753) in 2024, and $(183) in 2023)	1,898	(2,833)	(689)
Less federal income tax expense (benefit) of realized capital gains (losses)	5,768	3,904	(654)
Net realized capital gains (losses)	$44,655	$(22,098)	$(16,061)
Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Debt securities	$149,991	$144,410	$145,319
Equity securities	186,047	427,980	294,929
Mortgage loans	2,165	2,231	2,273
Real estate	12,168	10,597	10,536
Policy loans	10,578	10,699	10,582
Cash, cash equivalents and short-term investments	4,341	5,915	2,588
Other invested assets	95,426	144,311	195,684
Other	118	233	621
Gross investment income	460,834	746,376	662,532
Investment expenses	69,313	68,938	71,769
Net investment income	$391,521	$677,438	$590,763
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 80.6% of such mortgages, or $41.4 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.5 million. During 2025, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.3 years. The Company's unfunded commitment for these investments is $41.1 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $12.14. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Common stocks, unaffiliated	$443,778	$426,228	$—	$17,550	$—
Common stocks, mutual funds	183,256	183,256	—	—	—
Preferred stocks	89,403	—	66,846	22,557	—
Other invested assets, fixed income residual tranche	20,898	—	20,898	—	—
Separate account assets	1,329,064	859,948	175,168	52,086	241,862
Total assets	$2,066,399	$1,469,432	$262,912	$92,193	$241,862

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025 are as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2025
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$15,117	$—	$2,433	$—	$—	$—	$—	$17,550
Preferred stocks	25,640	—	(4,676)	—	1,593	—	—	22,557
Separate account assets	39,319	—	—	1,153	11,614	—	—	52,086
Total assets	$80,076	$—	$(2,243)	$1,153	$13,207	$—	$—	$92,193

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,593	—	—	—	1,593
Separate account assets	12,400	—	(786)	—	11,614
Total assets	$13,993	$—	$(786)	$—	$13,207

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability )as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total Assets	$26,998	$—	$(3,490)	$—	$23,508
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds:
Issuer credit obligations	$2,780,052	$2,659,427	$47,453	$2,605,974	$6,000	$—
Asset-backed securities	135,447	128,690	—	128,690	—	—
Common stock:
Unaffiliated	443,778	443,778	426,228	—	17,550	—
Mutual funds	183,256	183,256	183,256	—	—	—
Preferred stock	89,403	89,403	—	66,846	22,557	—
Mortgage loans	51,412	49,534	—	—	49,534	—
Cash, cash equivalents and short-term investments	254,980	255,002	255,002	—	—	—
Other invested assets:
Surplus notes	44,873	43,156	—	43,156	—	—
Fixed income residual tranche	20,898	20,898	—	20,898	—	—
Separate account assets	1,329,064	1,329,064	859,948	175,168	52,086	241,862

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,944)	$(1,938)	$—	$—	$(1,938)	$—
Securities lending liability	(133,159)	(133,159)	—	(133,159)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2025, are $1.4 billion and $2.2 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2025	2024
	(In Thousands)
Integrity:
Admitted Assets	$8,512,875	$8,623,981
Liabilities	7,114,261	7,349,809
Statutory Surplus	$1,398,614	$1,274,172
Net Income	$52,420	$118,052

WSLAC:
Admitted Assets	$39,733,479	$35,071,019
Liabilities	37,497,403	33,045,720
Statutory Surplus	$2,236,076	$2,025,299
Net Income	$163,253	$248,976

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $29.1 million, $30.6 million, and $26.0 million in 2025, 2024 and 2023, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $291.2 million and $300.6 million at December 31, 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company had $94.1 million and $217.1 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $503.0 million and $611.2 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., a subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $1,546.3 million and $1,339.4 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, a subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $0.0 million as of December 31, 2025 and 2024, respectively. The loan is in the form of a line of credit that can be drawn up to $250.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In November 2025, the Company received a $100.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
In November 2025, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In August 2025, the Company sold $84.0 million of fixed income securities in exchange for cash to WSLAC. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In July 2025, the Company sold $49.9 million of equity securities in exchange for cash to The Lafayette Life Insurance Company (Lafayette Life).
In April 2025, the Company sold $49.5 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
The Company had $49.9 million and $28.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $0.9 million and $2.8 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $378.3 million and $399.7 million at December 31, 2025 and 2024, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.7 million at December 31, 2025 and 2024, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$205,311	$205,460	$218,455
Assumed premiums:
Affiliates	1,166	1,129	1,074
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,657)	(7,291)	(7,043)
Net premiums	$198,820	$199,298	$212,486
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	4,804	3,814	3,846
Policy and contract liabilities:
Affiliates	378,299	399,724	421,470
Nonaffiliates	35,615	34,169	33,465
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	326	544	118
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2025, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2025, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $109.0 million and $111.9 million at December 31, 2025 and 2024, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$216,821	$8,270	$225,091
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	216,821	8,270	225,091
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	216,821	8,270	225,091
(f)	Deferred tax liabilities	170,139	84,514	254,653
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$46,682	$(76,244)	$(29,562)

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(84,005)	$926	$(83,079)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(84,005)	926	(83,079)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(84,005)	926	(83,079)
(f)	Deferred tax liabilities	(86,166)	16,584	(69,582)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$2,161	$(15,658)	$(13,497)

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,270	$8,270
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,513	—	39,513
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,513	—	39,513
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,139,777
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	177,308	—	177,308
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$216,821	$8,270	$225,091

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$926	$926
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,689	—	12,689
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	12,689	—	12,689
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	93,268
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(96,694)	—	(96,694)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(84,005)	$926	$(83,079)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	865%	881%

		12/31/2025
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$216,821	$8,270
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%
(c)	Net admitted adjusted gross DTAs amount	$216,821	$8,270
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%

		12/31/2024
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(84,005)	$926
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
(c)	Net admitted adjusted gross DTAs amount	$(84,005)	$926
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(40,101)	$(26,492)	$(47,285)
	(b)	Foreign	132	180	196
	(c)	Subtotal	(39,969)	(26,312)	(47,089)
	(d)	Federal income tax on net capital gains	5,768	3,904	(654)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(34,201)	$(22,408)	$(47,743)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,470	31,003	(533)
		(4) Investments	18,937	22,497	(3,560)
		(5) Deferred acquisition costs	20,758	20,126	632
		(6) Policyholder dividends accrual	4,823	3,642	1,181
		(7) Fixed assets	6,769	4,237	2,532
		(8) Compensation and benefits accrual	16,035	114,283	(98,248)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	115,014	101,050	13,964
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,015	3,988	27
		(99) Subtotal	216,821	300,826	(84,005)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	216,821	300,826	(84,005)
	(e)	Capital
		(1) Investments	8,270	7,344	926
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	8,270	7,344	926
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	8,270	7,344	926
	(i)	Admitted deferred tax assets (2d + 2h)	$225,091	$308,170	$(83,079)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$162,565	$155,101	$7,464
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	6,340	6,725	(385)
		(4) Policyholder reserves	—	547	(547)
		(5) Other (including items <5% of total ordinary tax liabilities)	1,234	93,932	(92,698)
		(99) Subtotal	170,139	256,305	(86,166)
	(b)	Capital
		(1) Investments	84,514	67,930	16,584
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	84,514	67,930	16,584
	(c)	Deferred tax liabilities (3a99 + 3b99)	$254,653	$324,235	$(69,582)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(29,562)	$(16,065)	$(13,497)
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$37,191	21.00%	$79,533	21.00%	$63,345	21.00%
Dividends received deduction	(1,871)	(1.06)	(1,131)	(0.30)	(2,781)	(0.93)
Tax credits	(132)	(0.07)	(180)	(0.05)	(195)	(0.06)
Other invested assets and nonadmitted change	(1,766)	(1.00)	1,842	0.49	39,127	12.97
Affiliated income	(34,650)	(19.57)	(85,050)	(22.46)	(57,750)	(19.15)
Nonadmitted pension asset	(12,198)	(6.89)	(28,455)	(7.51)	(34,098)	(11.30)
Return to provision	(22,769)	(12.86)	(10,885)	(2.87)	(37,259)	(12.35)
Other	4,436	2.52	(834)	(0.23)	(6,556)	(2.17)
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%

Federal and foreign taxes incurred	$(34,201)	(19.31)%	$(22,408)	(5.92)%	$(47,743)	(15.83)%
Change in net deferred income taxes	2,442	1.38	(22,752)	(6.01)	11,576	3.84
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%
At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future capital losses is $0.0 million, $3.9 million, and $0.0 million from 2025, 2024 and 2023, respectively.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $770.1 million by the end of 2026 without seeking prior regulatory approval based on capital and surplus of $7,700.5 million at December 31, 2025.
The Company currently has the following outstanding surplus notes:

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	2025	2024
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$498,032	$497,946
2021 Notes, 3.75% interest rate, due 2061	497,901	497,842
Total carrying value of surplus notes	$995,933	$995,788

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2025 and 2024, respectively. Life-to-date interest expense recognized December 31, 2025, was $264.1 million. There has been no principal paid as of December 31, 2025. As of December 31, 2025, there was unapproved interest of $3.2 million related to 2025 that will come due in 2026. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2025, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $474.5 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and Lafayette Life, an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$45,098	$—	$—	$45,098	95.1%
Not subject to discretionary withdrawal	2,309	—	—	2,309	4.9
Total individual annuity reserves (before reinsurance)	47,407	—	—	47,407	100.0%
Reinsurance ceded	44,437	—	—	44,437
Net individual annuity reserves	$2,970	$—	$—	$2,970

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,807	$—	$1,310,659	$1,312,466	100.0%
Total group annuity reserves (before reinsurance)	1,807	—	1,310,659	1,312,466	100.0%
Reinsurance ceded	1,807	—	—	1,807
Net group annuity reserves	$—	$—	$1,310,659	$1,310,659

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$172,633	$—	$—	$172,633	98.5%
Not subject to discretionary withdrawal	2,715	—	—	2,715	1.5
Total deposit-type contract liability (before reinsurance)	175,348	—	—	175,348	100.0%
Reinsurance ceded	17,868	—	—	17,868
Total deposit-type contract liability	$157,480	$—	$—	$157,480
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,802	3,160,052	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,588	XXX	XXX	—
Disability - active lives	XXX	XXX	3,485	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,898	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,802	3,183,023	—	—	—
Reinsurance Ceded	—	—	315,607	—	—	—
Net life reserves	$—	$2,832,802	$2,867,416	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$833,406	$874,864	$77,255	$93,059
Service cost	19,554	22,812	24	46
Interest cost	44,913	42,679	3,839	3,848
Contribution by plan participants	—	—	4,250	4,611
Actuarial (gain) loss	32,804	(55,528)	(1,812)	(12,496)
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$878,643	$833,406	$73,621	$77,255

Change in plan assets:
Fair value of plan assets at beginning of year	$1,207,335	$1,113,295	$—	$—
Actual return on plan assets	155,358	145,461	—	—
Employer contribution	—	—	5,685	7,202
Plan participants’ contributions	—	—	4,250	4,611
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,310,659	$1,207,335	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$432,016	$373,929	$(73,621)	$(77,255)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$432,016	$373,929	$(73,621)	$(77,255)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$814,976	$767,401	$73,621	$77,255

*Nonadmitted if overfunded

	Pension Benefits
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$19,554	$22,812	$20,373
Interest cost	44,913	42,679	45,899
Expected return on plan assets	(88,555)	(81,521)	(75,560)
Amount of recognized gains and losses	—	—	4,173
Amount of prior service cost recognized	531	531	531
Total net periodic benefit cost (benefit)	$(23,557)	$(15,499)	$(4,584)

	Postretirement Medical
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$24	$46	$79
Interest cost	3,839	3,848	4,719
Amount of recognized gains and losses	(4,523)	(13,196)	(11,306)
Amount of prior service cost recognized	—	—	—
Total net periodic benefit cost (benefit)	$(660)	$(9,302)	$(6,508)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$(18,022)	$101,977	$(61,893)	$(62,593)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(33,999)	(119,468)	(1,812)	(12,495)
Net gain and loss recognized	—	—	4,522	13,195
Items not yet recognized as a component of net periodic cost - current year	$(52,552)	$(18,022)	$(59,183)	$(61,893)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.73%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.64%	5.72%	5.39%	5.62%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $432.0 million and $373.9 million at December 31, 2025 and 2024, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 5.72% at December 31, 2024, to 5.64% at December 31, 2025. This resulted in a $12.7 million increase in the pension benefit obligation in 2025. The discount rate was increased from 5.13% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024.
The Company’s mortality assumption for plan participants, including future mortality improvements, is generally derived from tables published by the Society of Actuaries (SOA). As of December 31, 2025, the mortality assumptions for active and retired participants were updated to the SOA white collar tables. The change to the mortality assumption resulted in a $21.7 million increase in the pension benefit obligation in 2025.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2025 and 2024, and the target allocation for 2025 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2025	2025	2024
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	16
Short-term investments	2	—	—
Other	25	19	19
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2025:
Debt securities:
Issuer credit obligations	$186,120	$32,723	$152,011	$1,386
Asset-backed securities	11,550	—	11,550	—
Equity securities:
Common equity	686,357	637,280	49,077	—
Mutual funds	163,056	163,056	—	—
Preferred stock	—	—	—	—
Other invested assets:
Private equity and fixed income funds	192,785	—	192,785	—
Surplus notes	9,107	—	9,107	—
Real estate	50,700	—	—	50,700
Other assets	29,389	26,889	2,500	—
Total plan assets	$1,329,064	$859,948	$417,030	$52,086
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2025, a 5.275% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2026. The rate was assumed to decrease gradually to 4.75% for 2033 and remain at that level thereafter.
At December 31, 2025, the assets of the Company’s pension include approximately $51.7 million invested in the Touchstone Family of Funds, which are administered by the Company, and $221.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

As of December 31, 2025, future benefit payments for the pension plan are expected as follows (in millions):

2026	$55.2
2027	56.3
2028	57.4
2029	58.4
2030	59.4
Five years thereafter	310.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2026	$6.8
2027	6.5
2028	6.2
2029	6.1
2030	6.0
Five years thereafter	27.1
The Company did not make any contributions to the pension plan in 2025 and 2024. The Company does not expect to make contributions to the pension plan during 2026.
The Company made contributions to the postretirement medical plan of $5.7 million in 2025 and expects to contribute $58.7 million between 2026 and 2035, inclusive. The Company received no subsidies in 2025. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $6.3 million, $5.9 million, and $5.7 million for 2025, 2024 and 2023, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,088	$253
Ordinary renewal	60,881	44,573
Accident and health renewal	307	269
Assumed investment type-contracts	457	457
Total	$64,733	$45,552

Supplementary Information

Place Holder for EY Letter

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$1,362
Other debt securities (unaffiliated)	148,629
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	3,897
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	16,563
Common stocks of affiliates	165,587
Mortgage loans	2,165
Real estate	12,168
Premium notes, policy loans and liens	10,578
Cash on hand and on deposit	4,242
Short-term investments	99
Other invested assets	95,426
Derivative instruments	—
Aggregate write-ins for investment income	118
Gross investment income	$460,834

Real estate owned (book value less encumbrances)	$27,442

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	51,412
Mezzanine real estate loan	—
Total mortgage loans	$51,412

Mortgage loans by standing (book value):
Good standing	$51,412
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$2,735,024
Collateral loans	$—

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$5,144,047

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$174,604
Over 1 year through 5 years	316,929
Over 5 years through 10 years	381,525
Over 10 years through 20 years	922,183
Over 20 years	1,211,992
No maturity date	—
Total by maturity	$3,007,233

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,670,801
NAIC 2	1,275,988
NAIC 3	34,176
NAIC 4	15,763
NAIC 5	10,505
NAIC 6	—
Total by NAIC designation	$3,007,233
Total debt securities publicly traded	$2,290,469
Total debt securities privately placed	$716,764

Preferred stocks (statement value)	$89,403
Common stocks (market value)	$5,749,851
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(18,434)

Life insurance in-force:
Industrial	$301,928
Ordinary	$10,191,085
Credit life	$—
Group life	$854,369

Amount of accidental death insurance in-force under ordinary policies	$1,097,634

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$32,191
Ordinary	$1,511,514
Credit life	$—
Group life	$699,497

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,031
Amount of income payable	$131
Ordinary – involving life contingencies:
Amount of income payable	$83
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$76
Deferred–fully paid–account balance	$1,944
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$—
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$21,079
Group	$46,323
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$10,592
Dividend accumulations – account balance	$144,337

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$3,665
2024	$5,292
2023	$4,932
2022	$6,633
2021	$14,236
Prior	$18,173
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH- SIS

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.